UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NEWSEARCH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Newsearch, Inc.
2005 10th Street, Suite A
Boulder, Colorado 80302
June ___, 2007
Dear Shareholder:
I would like to extend a personal invitation for you to join us at our Annual Meeting of Shareholders on Wednesday, July 18, 2007, at 10:00 a.m. (local time) at the offices of Patton Boggs LLP, 1801 California St., Suite 4900, Denver, Colorado 80202.
At this year’s Annual Meeting, you will consider and vote on:
•	a proposal to change the Company’s state of incorporation from Colorado to Maryland, including a change in the Company’s name to Global Clean Energy, Inc., and an increase in authorized common stock to 300,000,000 shares;

•	the election of five Directors;

•	a proposal to approve our 2007 Stock Incentive Plan;

•	the ratification of Larry O’Donnell, CPA, P.C.’s appointment as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and

•	such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.
Attached you will find a Notice of Annual Meeting and Proxy Statement that contains further information about these proposals and the Annual Meeting itself.
Your vote is very important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote and submit your proxy as promptly as possible in order to ensure the presence of a quorum. If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.
We value your opinions and encourage you to participate in this year’s Annual Meeting by voting your proxy. You may vote by signing and returning your proxy card in the enclosed envelope.
Sincerely,
/s/ Earl Azimov
Earl Azimov
Chairman of the Board

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NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
To the Shareholders of Newsearch, Inc.:
The Annual Meeting of Shareholders of Newsearch, Inc. (the “Company”) will be held at the offices of Patton Boggs LLP, 1801 California St., Suite 4900, Denver, Colorado 80202 on Wednesday, July 18, 2007, at 10:00 a.m. (local time). The purposes of the meeting are:
1.	To consider and vote upon a proposal recommended by our Board of Directors to reincorporate the Company under the laws of the State of Maryland, which would also include a change in the company’s name to Global Clean Energy and an increase in authorized common stock to 300,000,000 shares;

2.	To elect five members of the Board of Directors to serve until the 2008 Annual Meeting of Shareholders;

3.	To consider and vote upon a proposal recommended by our Board of Directors to approve the 2007 Stock Incentive Plan;

4.	To ratify the appointment of Larry O’Donnell, CPA, P.C. as our independent registered public accounting firm to serve for the 2007 fiscal year; and

5.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.
The Board of Directors has set May 31, 2007 as the record date for the Annual Meeting, which means that owners of common stock at the close of business on that date are entitled to receive this notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements thereof. We will make available a list of shareholders, as of the record date, for inspection by shareholders during normal business hours from the date we first mail this notice through July 18, 2007, at the Company’s principal place of business, 2005 10th Street, Suite A, Boulder, Colorado 80302. This list also will be available to shareholders at the Annual Meeting.
It is important that your shares be represented and voted at the Annual Meeting. Please mark, sign, date and mail the enclosed proxy card to Computershare, 350 Indiana Street, Suite 800, Golden, Colorado 80201, Attn: Proxy Department, in the enclosed postage-paid envelope.
Please take the time to vote by completing and mailing the proxy card. A postage-paid envelope has been provided for your convenience. You may revoke your proxy at any time before the vote is taken by sending to the Corporate Secretary of the Company a proxy with a later date. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of the Company a written revocation prior to the Annual Meeting or by voting in person at the Annual Meeting.
YOUR VOTE IS VERY IMPORTANT. WE URGE EACH STOCKHOLDER TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.

By Order of the Board of Directors

/s/ Kenneth Adessky
Kenneth Adessky
Boulder, Colorado	Chief Financial Officer and Secretary
June ___, 2007

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NEWSEARCH, INC.
2005 10th Street, Suite A
Boulder, Colorado 80302
PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 18, 2007
Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at the 2007 Annual Meeting of Shareholders of Newsearch, Inc. (referred to as the “Company”, “Newsearch”, “we” or “us”). You are invited to attend our Annual Meeting of Shareholders, which will be held at the offices of Patton Boggs LLP, 1801 California St., Suite 4900, Denver, Colorado 80202 on Wednesday July 18, 2007, at 10:00 a.m., local time. The proxies also may be voted at any adjournments or postponements of the Annual Meeting.
We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to shareholders on or about June ___, 2007. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the Annual Meeting.
The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the foregoing Notice of Annual Meeting of Shareholders. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the person named as proxy will have discretion to vote on those matters according to his or her best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement was printed for delivery, we did not anticipate that any other matters would be raised at the Annual Meeting.
A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our proxy and transfer agent, Computershare, 350 Indiana Street, Suite 800, Golden, Colorado 80401, Attn: Proxy Department, or by facsimile to Computershare at (303) 262-0633, Attn: Proxy Department, by substituting by facsimile to Computershare a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.
The cost of soliciting proxies, including the cost of preparing, assembling and mailing this Proxy Statement and form of proxy to the Company’s shareholders, will be borne by the Company. The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

Shareholders will be admitted to the Annual Meeting beginning at 9:00 a.m. Only shareholders and one guest are invited to attend the Annual Meeting. Proof of ownership of the Company’s common stock, as well as a form of personal identification, may be requested in order to be admitted to the Annual Meeting. If you are a shareholder of record, your name can be verified against our shareholder list. If your shares are held in the name of a bank, broker or other holder of record, and you plan to attend the Annual Meeting, you must present proof of your ownership of the Company stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting or be with a shareholder who has invited you. No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting and large bags, briefcases or packages may be subject to inspection.
Your vote is very important. Please take the time to vote by completing and mailing the proxy card. A postage-paid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.
Vote Required and Method of Counting Votes
Number of Shares Outstanding. Only owners of record of shares of common stock at the close of business on May 31, 2007, are entitled to notice of and to vote at the Annual Meeting, or at adjournments or postponements of the Annual Meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. On May 31, 2007, there were 24,815,521 shares of common stock issued and outstanding and 172 shareholders of record.
Quorum. A quorum is present if at least one third of the outstanding shares of common stock on the record date is present in person or by proxy.
Vote Required. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes”, are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original Annual Meeting.
The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required for approval of the proposal to reincorporate the Company in the State of Maryland (the “Reincorporation Proposal”). In the election for directors (the “Election of Directors Proposal”) the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, such votes present in person or represented by proxy at the Annual Meeting, will be elected to the Board of Directors, which means that the five director nominees with the most votes will be elected.

In addition, a plurality of the votes present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of the Company’s independent auditors (the “Independent Auditor Proposal”). The approval of our 2007 Stock Incentive Plan (the “Stock Plan Proposal”) requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Only votes “FOR” or “AGAINST” the Election of Directors Proposal and the Independent Auditor Proposal will affect the outcome. Abstentions are not counted for purposes of the Election of Directors Proposal or the Independent Auditor Proposal. Abstentions, however, will be counted against the Reincorporation Proposal and the Stock Plan Proposal.
AVAILABLE INFORMATION
Copies of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and quarterly report on Form 10-QSB for the quarter ended March 31, 2007 are being sent to each shareholder with this Proxy Statement. Any shareholder of record and any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on May 31, 2007 with questions about us are encouraged to contact our Secretary at Newsearch, Inc., 2005 10th Street, Suite A, Boulder, Colorado 80302. Shareholders may also access copies of these reports by accessing our website at www.globalcleanenergy.net or the SEC’s website at www.sec.gov.
PROPOSAL NO. 1 — REINCORPORATION AS A MARYLAND CORPORATION
General
The Board of Directors recommends that the shareholders approve a proposal for the Company to change its state of incorporation to Maryland from Colorado, which also includes a change in the Company’s name from “Newsearch, Inc.” to “Global Clean Energy, Inc.,” an increase in the Company’s authorized common stock from 100,000,000 to 300,000,000 and a decrease in the Company’s authorized preferred stock from 50,000,000 to 15,000,000. We refer to this proposal as the “Reincorporation Proposal”. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to the differences between the Maryland General Corporation Law (the “MGCL”) and the Colorado Business Corporation Act (the “CBCA”), as well as the provisions of the current articles of incorporation and bylaws of the Company as compared with those of the proposed new Maryland corporation, Global Clean Energy, Inc. (the “Maryland Company”).
If it is approved by our shareholders, the Reincorporation Proposal will be accomplished by the merger (the “Merger”) of the Company with and into the Maryland Company, whereby the separate legal existence of the Company will cease and the Maryland Company, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. As a result of the Merger, our legal domicile will be changed from Colorado to Maryland. Reincorporation of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or shareholders’ equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of the Maryland Company after the Merger. We anticipate that, except for the change of the Company’s name to Global Clean Energy, Inc. and the difference between the current articles of incorporation and bylaws of the Company to those of the Maryland Company described below, the Merger will not cause any change in the business or financial condition of the Company, and that, except for the differences in the Maryland Act from the Colorado Act described below, the Merger will not cause any change in our management.

Upon the terms and subject to the conditions of the Agreement and Plan of Merger by and between the Company and the Maryland Company (the “Merger Agreement”), at the Effective Date (as defined in the Merger Agreement) of the Merger, (i) each outstanding share of our $.001 par value common stock (the “Colorado Common Stock”) will be converted into one share of $.001 par value common stock of the Maryland Company (the “Maryland Common Stock”). The Company currently has no outstanding shares of preferred stock and no outstanding options, warrants or other rights to purchase shares of Colorado Common Stock.
Following the Effective Date, each outstanding certificate representing shares of Colorado Common Stock will continue to represent the same number of shares of Maryland Common Stock, and delivery of certificates for shares of Colorado Common Stock will constitute “good delivery” for transactions in the shares of Maryland Common Stock. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of the Maryland Company.
At the Effective Date, we will be governed by the MGCL, by the Articles of Incorporation of Maryland Company (the “Maryland Articles”) and by the Bylaws of the Maryland Company (the “Maryland Bylaws”), which will result in certain changes in the rights of shareholders and other matters related to us. The most significant changes, the change in the Company’s name to “Global Clean Energy, Inc.,” the increase in authorized shares of common stock to 300,000,000 shares and the decrease in authorized shares of preferred stock to 15,000,000, are discussed below in this Proxy Statement under “—Comparison of Shareholder Rights”. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between shareholders’ rights under the Colorado Act and the Maryland Act and is qualified in its entirety by reference to the Merger Agreement attached to this Proxy Statement as Appendix B, the Maryland Articles attached to this Proxy Statement as Appendix C, the Maryland Bylaws attached to this Proxy Statement as Appendix D, the Amended and Restated Articles of Incorporation of the Colorado Company (the “Colorado Articles”) and the Bylaws, as amended, of the Colorado Company (the “Colorado Bylaws”).
Copies of the Colorado Articles and the Colorado Bylaws are available for inspection at our principal business office and will be provided to any shareholder upon request. To request copies of these documents, contact Kenneth Adessky, Secretary, Newsearch, Inc., 2005 10th Street, Suite A, Boulder, Colorado 80302.
Approval of the Reincorporation Proposal by the shareholders will constitute adoption by the shareholders of the Merger Agreement and approval of the Maryland Articles and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of the Maryland Company as set forth under “— Directors and Officers”, the assumption by the Maryland Company, as the surviving corporation of the Merger, of the Company’s employee benefit plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the Maryland Articles and the Maryland Bylaws will replace the Colorado Articles and the Colorado Bylaws as the Company’s principal corporate governance documents. Accordingly, shareholders are urged to read carefully this Proxy Statement and the attached appendices.

For purposes of this section, the “Colorado Company” refers to Newsearch, Inc., incorporated under the laws of the State of Colorado; in those instances where reference is made to the “Maryland Company” after the Merger, the reference means Global Clean Energy, Inc. incorporated under the laws of the State of Maryland.
Effective Date
If the Reincorporation Proposal is approved by the Company’s shareholders, the Merger will be effective (the “Effective Time”) as of the date of the later to occur of the (i) filing of the Certificate of Merger with the Secretary of State of the State of Colorado in accordance with the Colorado Act and (ii) filing Articles of Merger with the State Department of Assessment and Taxation of the State of Maryland. These filings will be made at such time as the Boards of Directors of the Colorado Company and the Maryland Company determine is advisable. We anticipate that the Merger will become effective within one business day after shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after shareholder approval, if circumstances arise that, in the opinion of the Board, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval thereof, subject to applicable law.
Principal Reasons for and Effects of Changing the State of Incorporation
We believe that reorganizing our Company under Maryland law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Maryland, being very similar to Delaware except Maryland has no franchise taxes, offers directors and officers of public companies more certainty and stability than Colorado law. Under Maryland law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Maryland law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.
Although there are several differences between the Colorado Act and the Maryland Act, the Board of Directors does not believe that these differences will have a significant impact on our operations. See “—Comparison of Shareholder Rights” below.

Directors and Officers
The initial directors and officers of the Maryland Company will be the same as the Colorado Company, which are as follows:

	Position(s) Held in the Colorado Company and	Term to
Name	to be Held in Maryland Company	Expire*

Earl Azimov	Chairman of the Board	2008
Paul L. Whitton	Director and President	2008
Kenneth Adessky	Director, Chief Financial Officer and Secretary	2008
John Grob	Director	2008
Michael Kron	Director	2008
*	The current terms of each of these directors expire at this Annual Meeting, and each has been nominated for re-election for a term to expire at the annual meeting of stockholders in 2008. See “Proposal 2 — Election of Directors”.
All of the individuals named above presently serve as directors of the Company, for terms to expire corresponding to those indicated and discussed above. By voting in favor of the Reincorporation Proposal, the Colorado Company’s shareholders will be deemed to have approved of these individuals as directors of the Maryland Company without further action and without changes in the terms of office. For additional information regarding these individuals, see “Proposal 2 — Election of Directors”.
Comparison of Shareholder Rights
Upon consummation of the Merger, the Company’s corporate affairs will be governed by the Maryland Act, the Maryland Articles and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the Maryland Act and the Colorado Act differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of the Company under the Colorado Act, the Colorado Articles and the Colorado Bylaws and those affecting holders of shares of the Maryland Company under the Maryland Act, the Maryland Articles and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the Merger Agreement, the Maryland Articles and the Maryland Bylaws, copies of which are attached to this Proxy Statement as Appendix B, Appendix C and Appendix D, respectively, the Colorado Articles, the Colorado Bylaws, the Colorado Act and the Maryland Act.
With respect to certain differences between the rights held by shareholders under the Colorado Act and those that they would have under the Maryland Act, the Maryland Articles and Maryland Bylaws have been structured so that the Maryland charter documents provide for many of the same rights and obligations as our Colorado charter documents that directly affect shareholders, and our management does not have any present intention of amending or otherwise altering the Maryland Articles or Maryland Bylaws. However, economic and/or business conditions and considerations may arise that may, in the opinion of our present or future directors, make it in our best interest to amend the Maryland charter documents at some future date. Therefore, there can be no assurance that the Maryland charter documents will not be amended, including changes to provisions that directly affect shareholders. Shareholders also should refer to the Colorado Act and the Maryland Act with respect to the matters discussed in this Proxy Statement.

The following is a summary of the material differences between the current rights of the Colorado Company’s shareholders and the rights they will have as stockholders of the Maryland Company following the Merger.

	The Colorado Company	The Maryland Company
Authorized Shares	The authorized capital stock of the Colorado Company consists of 150 million shares, consisting of 100 million shares of common stock, $0.001 par value per share, and 50 million shares of preferred stock. A total of 24,815,521 shares of common stock have been issued and are outstanding as of May 31, 2007 and no shares of preferred stock have been issued.	The authorized capital stock of the Maryland Company will consist of 315 million shares, consisting of 300 million shares of common stock, par value $0.001 per share, and 15 million shares of preferred stock, par value $0.001 per share.

Voting Requirements	Holders of common stock are entitled to one vote per share and vote together as a single class on all matters to be voted upon by shareholders.

Under the CBCA, shareholders have the right to cumulate their votes in the election of directors under specified procedures unless the articles of incorporation or bylaws of specified categories of corporations provide otherwise. The right of shareholders to cumulate votes has been eliminated in the Colorado Articles.	Holders of common stock are entitled to one vote per share and will vote together as a single class on all matters to be voted upon by stockholders.

Under the MGCL, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the articles of incorporation. The Maryland Articles do not provide for cumulative voting.

Vote Required for Election of Directors	The Colorado Bylaws provide that the vote of a plurality of the shares entitled to vote for directors is required in order to elect a director.	The Maryland Bylaws provide that a vote of a plurality of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

Classified Board of Directors	The Colorado Articles do not provide for a classified Board of Directors. Accordingly, under the CBCA, all of the Colorado Company’s directors are elected annually.	The Maryland Articles do not provide for a classified Board of Directors. Accordingly, all directors of the Maryland Company will be elected annually.

Number of Directors	Under the CBCA, the number of directors must be specified in a corporation’s bylaws. The Colorado Bylaws provide that the Board of Directors is to have between 1 and 7 members. The CBCA, like the MGCL, provides that shareholders may amend a corporation’s bylaws without the approval of the Board of Directors. Accordingly, under the CBCA, shareholders of the Colorado Company have the ability to determine the size of the Board of Directors.	The MGCL permits a corporation’s articles of incorporation to specify the number of directors. Under the Maryland Articles, the Board of Directors of the Maryland Company shall be fixed by the bylaws of the corporation; however, the Board of Directors shall initially consist of 5 members. The Maryland Bylaws provide that the Board of Directors is to have between 1 and 9 members. Either the Board of Directors or the stockholders of the Maryland Company can amend the Maryland Bylaws.

	The Colorado Company	The Maryland Company
Removal of Directors	Consistent with the CBCA, the Colorado Bylaws provide that its shareholders may remove directors of the Colorado Company with or without cause.	Consistent with the MGCL, the Maryland Bylaws provide that its stockholders may remove directors of the Maryland Company with or without cause.

Vacancies on the Board of Directors	Under the Colorado Bylaws, if the office of any director becomes vacant by reason of death, resignation, disqualification or otherwise, the directors in office, by a majority vote, may choose a successor or successors to hold office for the unexpired term.	Under the MGCL and the Maryland Articles, vacancies on the Board of Directors of the Maryland Company will be filled by a majority vote of the remaining directors.

Preemptive Rights	Under the Colorado Articles, the shareholders do not have any preemptive rights.	Under the Maryland Articles, the stockholders will not have any preemptive rights

Dividends	Under the CBCA, unless otherwise provided in the article of incorporation, shares may be issued pro rata and without considering to the shareholders or to the shareholders of one or more classes or series of its shares. Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless: (a) the articles of incorporation so authorize; (b) such issuance is approved by a majority of the votes entitled to be case by the class or series to be issued; or (c) there are no outstanding shares o the class or series to be issued. Under the Colorado Articles, dividends in cash, property or shares of the corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Colorado Company to the extent and in the manner permitted by law.	Under the MGCL, the Maryland Company is permitted to pay dividends to its stockholders from time to time as authorized by the Board of Directors. However, no dividend or other distribution may be made if, after giving effect to the distribution, (a) the Maryland Company would not be able to pay its debts as they become due in the usual course of business; or (b) the Maryland Company’s total assets would be less than the sum of its total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the Maryland Company. In addition, under the Maryland Bylaws, the Board may declare dividends upon the shares of its capital stock either (i) out of its surplus; or (ii) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Maryland Company shall render it advisable. Dividends may be paid in cash, in property or in shares of the capital stock of the Maryland Company. No distribution may be made if, after giving effect to the distribution, (a) the Maryland Company would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business; or (b) the Maryland Company’s total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed if the Maryland Company were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

	The Colorado Company	The Maryland Company
Shareholders’ Power to Call Special Meetings	In accordance with the CBCA, a special meeting of shareholders may be called by (i) the Board of Directors or the person authorized by the bylaws to call such a meeting (in the case of the Colorado Company, only by resolution of the Board of Directors), or (ii) at the written request to the President by the holders of not less than 10% of the shares entitled to vote at the meeting.	Under the MGCL, special stockholder meetings may be called by the president, the Board of Directors or any other person specified in the articles or the bylaws. Under Article II, Section 2 of the Maryland Bylaws, special stockholder meetings may be called only by a majority of the Board or by written request of at least a majority of all the votes entitled to be cast at the meeting in accordance with the requirements of Article II, Section 2.

Shareholder Action Without a Meeting	Neither the Colorado Articles nor the Colorado Bylaws address shareholder action without a meeting. The CBCA allows for shareholder action without a meeting with the unanimous written consent of the shareholders unless the company’s articles of incorporation provide for otherwise.	The Maryland Articles provide that stockholders may take any action permitted at an annual or special meeting of stockholders, by written consent of stockholders having at least a majority of the voting power.

Notice of Shareholder Meetings	Consistent with the CBCA, the Colorado Bylaws require that (i) if the authorized shares of the Colorado Company are to be increased, at least 30 days’ notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the Board of Directors of the Colorado Company), notice shall be given to record holders as of the new record date.	The Maryland Bylaws provide for the same notice requirements as the Colorado Bylaws, except that (i) the set notice period for an increase in the authorized shares was eliminated because the MGCL does not require a set notice period; (ii) the 120-day notice in the case of adjournments was changed to a 30-day notice to be consistent with the MGCL; and (iii) the 20-day notice required for sales of substantially all of the Colorado Company’s assets was eliminated.

Notice of Shareholder Nominations for Directors and Business to be Brought Before Meetings	The Colorado Articles and the Colorado Bylaws do not contain any provisions regarding advance notice of shareholder nominations of directors or notice of business to be brought before meetings of shareholders.	The Maryland Bylaws provide that no business may be brought before any meeting of stockholders, including the nomination or election of persons to the Board of Directors, by a stockholder unless the stockholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than 90 days nor more than 120 days prior to the date of the meeting, unless public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, in which case notice by the stockholder must be provided not later than the tenth day following the date on which such public disclosure of the date of the meeting was made. A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by the Maryland Company.

The Colorado Company	The Maryland Company
Limitations of Director and Officer Liability	Under the CBCA, if so provided in the articles of incorporation, a corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director’s duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, act specified in Section 7-108-403 of the CBCA, or any transaction from which the director directly or indirectly derived an improper personal benefit. In addition, under the CBCA, no director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation. Article VI of the Colorado Articles relive the liability of a director or officer from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in any way interested, assuming the requirements of Article VI have been met.	Consistent with the MGCL, the Maryland Articles provide that an officer or director of the Maryland Company may not be liable to the Maryland Company or its stockholders for money damages, except to the extent:

•     it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received;
•     a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or
•     otherwise provided by the MGCL.

The Colorado Company	The Maryland Company
Indemnification	Under the CBCA, the Colorado Company must reimburse the reasonable expenses of a director who was wholly successful in defending an action brought against him or her as a result of his or her role with the Colorado Company. The CBCA also provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses. Generally, under the CBCA, indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Colorado Articles and the Colorado Bylaws generally provide for the indemnification of directors, officers, employees and agents to the extent permitted by the CBCA. The Colorado Articles further provide, consistent with the CBCA, that the right to indemnification conferred by the Colorado Articles and the Colorado Bylaws is not exclusive of any other right that a person may have under the Colorado Articles, the Colorado Bylaws, any agreement, any vote of shareholders or disinterested directors or otherwise.	The MGCL permits a corporation to indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements and reasonable expenses actually incurred unless it is proven that (1) the conduct of the person was material to the matter giving rise to the proceeding and the person acted in bad faith or with active and deliberate dishonesty; (2) the person actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the person had reason to believe that his conduct was unlawful. The MGCL provides that where a person is a defendant in a derivative proceeding, the person may not be indemnified if the person is found liable to the corporation. The MGCL also provides that a person may not be indemnified in respect of any proceeding alleging improper personal benefit in which the person was found liable on the grounds that personal benefit was improperly received. The person found liable in the derivative proceeding or in the proceeding alleging improper personal benefit may petition a court to nevertheless order indemnification for expenses if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. In addition, MGCL provides that unless otherwise provided in the corporation’s charter, a director or officer (but not an employee or agent) who is successful on the merits or otherwise in defense of any proceeding must be indemnified against reasonable expenses. The MGCL provides that reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition of the proceeding if the corporation receives a written affirmation from the person to receive the advancement of that person’s good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by the person to repay the advanced amount if it is ultimately determined that he or she has not met the standard of conduct.

The Maryland Articles provide that the Maryland Company will indemnify and advance expenses to its directors, officers, employees and agents to the fullest extent required or permitted by the MGCL. The Maryland Articles also provide, consistent with the MGCL, that the rights to indemnification and to the advancement of expenses conferred by the Maryland Articles are not exclusive of any other right that a person may have under any statute, the Maryland Articles, the Maryland Bylaws, any agreement, any vote of stockholders or the Board of Directors or otherwise.

	The Colorado Company	The Maryland Company
Amendment to the Articles of Incorporation	Pursuant to the CBCA, amendments to the Colorado Articles, as amended, must be submitted to a shareholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors need not recommend the amendment to the shareholders if the amendment is proposed by the shareholders or if the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. Among other consequences, this aspect of the CBCA may limit the effectiveness of any anti-takeover provisions contained in a corporation’s articles of incorporation. The Colorado Articles require any amendment to the Colorado Articles be approved by a majority of the shares entitled to vote at a meeting called for that purpose and do not impose any supermajority voting requirements upon proposed amendments to the Colorado Articles.	Under the MGCL, a proposed amendment to a corporation’s articles of incorporation may not be submitted to a vote of stockholders without the approval of the Board of Directors. To the extent the Maryland Articles include provisions that would make a hostile takeover of the Maryland Company more difficult, this aspect of the MGCL would prevent those provisions from being amended or removed without the consent of the Board of Directors of the Maryland Company, and may therefore have anti-takeover effects. The MGCL requires that a minimum of at least two-thirds of the outstanding shares entitled to vote at a meeting, approve any amendment to the articles of incorporation, unless the articles of incorporation provide for a lower amount in accordance with the MGCL. The Maryland Articles provide that approval by a majority of the outstanding shares entitled to vote at a meeting shall be sufficient to amend the Maryland Articles.

Amendment to the Bylaws	Under the Colorado Bylaws, the majority of the Board of Directors may amend or repeal the Colorado Bylaws.	The Maryland Bylaws provide that the Board of Directors of the Maryland Company may amend or repeal the Maryland Bylaws at any meeting by a majority of the Directors present at a meeting at which a quorum is present. The Maryland Company’s stockholders may amend or repeal the Maryland Bylaws even though the Maryland Bylaws may also be amended or repealed by the Board of Directors.

Control Share Acquisition Statute	The CBCA does not contain any control share acquisition provisions.	The MGCL contains a control share acquisition statute that, in general terms, provides that where a stockholder acquires issued and outstanding shares of a corporation’s voting stock (referred to as control shares) within one of several specified ranges (one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by stockholders of the control share acquisition must be obtained before the acquiring stockholder may vote the control shares. The required stockholder vote is two-thirds of all votes entitled to be cast, excluding “interested shares”, defined as shares held by directors of the corporation. A corporation may, however, opt out of the control share statute through a charter or bylaws provision, which the Maryland Company has done pursuant to the Maryland Bylaws Article II, Section 14. Accordingly, the Maryland control share acquisition statute will not apply to acquisitions of shares of Maryland Company’s common stock. Though not expected, the Maryland Company Board of Directors could cause the Maryland Company to become subject to the Maryland control share acquisition statute by amending the Maryland Bylaws to eliminate the opt-out provision.

	The Colorado Company	The Maryland Company
Business Combination Statute	The CBCA does not contain any business combination provisions.	Sections 3-601 through 3-605 of the MGCL provides for a five-year moratorium on certain business combination transactions with “interested stockholders” (generally, persons who beneficially own 10% or more of the corporation’s outstanding voting stock). The Maryland Company has opted out of Sections 3-601 through 3-605 of the MGCL through a provision in the Maryland Articles.

Dissenters’ (Appraisal) Rights	Under the CBCA, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to beneficial owners as well as record holders.	The MGCL provides that there are no appraisal rights if: (1) the stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market: (a) with respect to the merger of a subsidiary corporation, 90% or more of which is owned by the acquiring corporation, on the date notice is given to or received by the dissenting stockholder, or (b) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to; (2) the stock received is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests out of provisions for the treatment of fractional shares of stock in the successor; or (3) the stock is not entitled to be voted on the transaction; (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder; or (5) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value. The Maryland Articles do not limit appraisal rights of stockholders.

	The Colorado Company	The Maryland Company
Examination of Books and Records	Under the CBCA, any record or beneficial shareholder of the Colorado Company may, upon five days’ written demand, inspect certain records, including shareholder proposals, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of Directors of the Colorado Company, if the shareholder either (i) has been a shareholder for at least three months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.	The MGCL provides that any stockholder may inspect and copy, during usual business hours, the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation’s principal office. Additionally, any person who has been a holder of record for a minimum of six months or who owns at least 5% of the corporation’s outstanding shares has a right to (1) inspect the corporation’s books of account and stock ledger; (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs; and (3) in the case of any corporation that does not maintain the original or a duplicate stock ledger at the corporation’s offices in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

Dissolution	Under the CBCA, the Board of Directors of the Colorado Company may submit a proposal of voluntary dissolution of the Colorado Company to the shareholders of the Colorado Company entitled to vote thereon. The Board of Directors of the Colorado Company must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the Board of Directors of the Colorado Company determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.	The Maryland Company will be subject to the same voting requirement with respect to a dissolution of the Maryland Company as applies to the Colorado Company but only if the Board of Directors of the Maryland Company initially approves the dissolution of the Maryland Company. If the Board of Directors does not approve such dissolution, the stockholder vote required for approving a dissolution of the Maryland Company is a unanimous written consent of all stockholders entitled to vote thereon.

	The Colorado Company	The Maryland Company
Shareholder Derivative Actions	Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, the Colorado Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses that may be incurred by the Colorado Company or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Colorado Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.	The MGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the MGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.

Franchise Tax	There is no franchise tax in Colorado.	There is no franchise tax in Maryland.

Rights of the Colorado Company’s Dissenting Shareholders
If the Merger is approved by the Colorado Company’s shareholders, a shareholder of the Colorado Company objecting to its terms may seek relief under Sections 101 to 302 of Chapter 113 of Title 7 of the CBCA. An outline of those sections follows and is qualified by reference to the full text of those sections attached hereto as Appendix E. Failure to comply with the applicable requirements of the CBCA may result in a termination or waiver of the rights of the dissenting shareholder.
1.	A shareholder claiming dissenter’s rights under Section 102 or 103 in connection with the Merger must be a record or beneficial owner of stock of the Colorado Company on the record date set for determining the shareholders entitled to vote on the Merger. A dissenting beneficial owner who is not a record owner of stock (for example, the owner of shares held in “street name” by a broker) must assert his dissenter’s rights in coordination with and in the name of the record holder.

2.	If the dissenting shareholder claims dissenter’s rights in connection with the Merger, he must not have voted any of the shares he owns “For” the Merger. Failing to vote or abstaining from voting does not waive the dissenting shareholder’s rights. A proxy card returned to the Colorado Company signed, but not marked to specify voting instructions, will be voted “For” the Merger and will be deemed a waiver of the dissenter’s rights.

3.	The dissenting shareholder must deliver to the Colorado Company, before the vote is taken, and may do so by delivering to the Colorado Company addressed to the Corporate Secretary, a written demand for payment to him of the fair value of his shares, stating his address, the number of shares as to which he seeks to assert his rights, and the amount claimed as the fair value of such shares. Voting against the Merger does not constitute a written demand.

4.	If the Merger is authorized at the meeting and the Merger is effected, the Maryland Company, as the surviving company in the Merger, must deliver to the dissenting shareholder no later than 10 days after the Merger is effected a notice stating: (i) where demand for payment must be sent and the shareholders’ stock certificates must be deposited, and (ii) supply a form for demanding payment that includes the dates of the first announcement to the media or shareholders of the terms of the Merger.

5.	A dissenter who receives such notice must demand payment, certify that he acquired beneficial ownership before the date required to be set forth in the dissenter’s notice of certification and deposit his share certificates. A dissenter waives his right to demand payment unless he notifies the Maryland Company, as surviving corporation in the Merger, of his demand in writing within 30 days after the corporation made or offered payment for his shares. The Maryland Company, as the surviving corporation in the Merger, may restrict the transfer of shares not represented by a certificate from the date the demand for payment is received.

6.	If the Maryland Company and the shareholder do not agree on the fair value of the shares, the Maryland Company must, within 60 days after receiving demand for payment petition the district court in Denver County, Colorado, to determine the fair value of the share and accrued interest or pay the dissenter the amount demanded. Interest on the fair value as well as costs of the proceedings, including reasonable compensation to any appraiser appointed by the court, are to be determined and apportioned as the court considers equitable.

7.	If the right to receive the fair value is terminated other than by the purchase by the Maryland Company of the dissenting shareholder’s shares, then, at the time of termination, all rights will be restored and any distributions that would have been made with respect to the shares will be made to the record owner or the shares at the time of termination.
Possible Disadvantages of the Reincorporation Proposal
Despite the belief of the Company’s Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its shareholders, shareholders should be aware that many provisions of the Maryland Articles, the Maryland Bylaws and the Maryland Act have not received extensive judicial interpretation by the Maryland courts.
Tax Consequences
The following discussion summarizes the material United States federal income tax consequences of the Merger to you. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this Proxy Statement, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. This discussion does not address all aspects of taxation that may be relevant to you in light of your personal investment or tax circumstances or to persons that are subject to special treatment under the federal income tax laws. In particular, this discussion deals only with shareholders that hold Company common stock as capital assets within the meaning of the Code. In addition, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding Company stock as part of a hedging or conversion transaction or as part of a “straddle,” U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign partnerships, foreign estates or trusts and persons who are not citizens or residents of the United States. This discussion may not be applicable to holders who acquired Company common stock pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not address any state, local or foreign tax considerations.

You should consult your own tax advisors about the application of the United States federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction. We believe the material federal income tax consequences of the Merger will be as follows:
•	No gain or loss will be recognized by the Colorado Company or the Maryland Company as a result of the Merger;

•	No gain or loss will be recognized by you upon your receipt of the Maryland Company’s common stock solely in exchange for your Colorado Company common stock;

•	The aggregate tax basis of the shares of the Maryland Company’s common stock that you receive in exchange for your Colorado Company common stock in the Merger will be the same as the aggregate tax basis of your Colorado Company common stock exchanged; and

•	The holding period for shares of the Maryland Company’s common stock that you receive in the Merger will include the holding period of your Colorado Company common stock exchanged.
You may be required to attach a statement to your tax returns for the taxable year in which the Merger is completed that contains information such as your tax basis in the Colorado Company common stock surrendered and a description of the Maryland Company common stock received in the Merger. Any discussion contained in this Proxy Statement as to federal, state or local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written in connection with the matters addressed herein. You should seek advice based on your particular circumstances from an independent tax advisor.
Required Vote
Pursuant to the Colorado Act and the Colorado Articles, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by the shareholders of the Company will constitute adoption of the Merger Agreement, and specific approval of the Maryland Articles and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of the Maryland Company, the assumption by the Maryland Company, as the surviving corporation of the Merger, of the Company’s employee benefit plans, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements.
Recommendation of the Board of Directors
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION PROPOSAL.

PROPOSAL 2 — ELECTION OF DIRECTORS
Board of Directors
The shareholders elect the members of the Board of Directors annually. Five directors will be elected at the 2007 Annual Meeting for a one-year term expiring at the 2008 Annual Meeting. The Board of Directors has nominated each of Kenneth Adessky, Earl Azimov, John Grob, Michael Kron and Paul L. Whitton to stand for election at the meeting to hold office until our 2008 Annual Meeting. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors. Each nominee elected as a Director will continue in office until his successor has been elected and qualified, or until his earlier resignation, death or retirement.
DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2008
The following table sets forth, with respect to each current director an nominee for director, the nominee’s age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see “—Executive Compensation” and “Securities Ownership of Certain Beneficial Owners and Management”.

			Expiration of
		Position with the	Term as	Initial Date as
Name	Age	Company	Director	Director

Earl Azimov	45	Chairman of the Board	2007 Annual Meeting	August 2006
Paul L. Whitton	61	Director and President	2007 Annual Meeting	June 2007
Kenneth S. Adessky	43	Director, Chief Financial Officer and Secretary	2007 Annual Meeting	August 2006
John Grob	57	Director	2007 Annual Meeting	August 2006
Michael Kron	44	Director	2007 Annual Meeting	March 2007
Dr. Earl Azimov: Dr. Azimov has served as a Director and Chairman of our Board since August 2006. Dr. Azimov is currently the Chief Executive Officer of Miazzi Ventures Inc., a merchant bank that he co-founded that has assumed leadership roles in early stage companies since 1996, including Mamma.com, which was sold in 1999 for an eight-figure valuation. In addition, from 2003 through early 2007, Dr. Azimov was the co-founder and Director of Business Development for GospelCity.Com, Inc., a world leader of on-line faith-based gospel entertainment. From 1992 through 1995, Dr. Azimov was the President of Zellers Optical Centers, a company he co-founded that employed over 70 optometrists and 200 support personnel that was later sold to National Vision Associates of Atlanta, who operate the Wal-Mart Vision Centers. Dr. Azimov brings 20 years of private equity experience, focusing on seed capital investments in startup companies. He has a Bachelor of Science from the University of South Carolina and a Doctorate of Optometry from the University of Montreal — School of Optometry, in Montreal, Quebec, Canada.

Paul L. Whitton: Mr. Whitton has served as our President and a Director since June 2007. Since 1998, Mr. Whitton has been the owner of JK, Inc., an environmental consulting company based in Houston, Texas. Mr. Whitton holds numerous patents relating to industrial environmental quality and is a nationally recognized speaker on abatement. Prior to 1988, he spent 22 years with Brown & Root Construction Company where he was an area superintendent for construction and maintenance of oil and gas refineries, nuclear power plants, and paper mills throughout the world but primarily the Mideast and United Kingdom. He was also a construction supervisor with Boeing Air and in the United States Navy for four years. Mr. Whitton brings industrial plant management and construction experience as well as his environmental expertise to the Company.
Kenneth S. Adessky: Mr. Adessky has been our Chief Financial Officer, Secretary and a Director since August 2006. Mr. Adessky is currently a Senior Partner of Adessky Lesage, a corporate commercial law firm located in Montreal, Canada that he co-founded in 1995. As a Senior Partner, Mr. Adessky focuses his legal practice on private and public financings, mergers and acquisitions and public offerings of small capital public companies, including companies on the American Stock Exchange and AIM Exchange. Mr. Adessky received his Bachelor of Civil Law from McGill University in Montreal, Quebec, Canada in 1990.
John Grob: Mr. Grob has served as a Director since August 2006. Mr. Grob also served as our Chief Executive Officer and President from August 2006 until March 2007. In 1968, Mr. Grob began his career at Lloyds Insurance as a broker. In 1975, he started, owned and managed The Mortgage Corporation, the UK’s first mortgage bank. From 1975 to 1987, his company securitized and sold over £1,000 million in mortgage bonds, and in 1987, he sold The Mortgage Corporation to Salomon Brothers. Since 1987, Mr. Grob has acted as a financial and technical consultant to the Governments of Brazil, Portugal, South Africa and Turkey as well as The UK Ministry of Defense. He has guided several American companies in commercializing new technologies, most recently a composite reinforced hi-tension electrical cable for use on power transmission grids. During the past five years, Mr. Grob has worked to develop a renewable energy business, including working closely with the UK Government, UK Coal and British Nuclear Fuels to find a successful technical solution to the profitable processing of waste streams and coal into clean renewable energy. Mr. Grob was privately educated in the UK.
Michael Kron: Mr. Kron has served as a director since March 26, 2007. Since 2001, Mr. Kron has been Chairman of the Board of Directors of GospelCity.Com, Inc., a world leader of on-line faith-based gospel entertainment that he founded. Between 1996 and 2002, Mr. Kron was the Chief Operating Officer of Miazzi Ventures Inc., a private equity investment company he co-founded. While with Miazzi Ventures Inc., Mr. Kron acted as Chief Financial Officer for nine startup companies, focusing on corporate infrastructure planning and development, equity and debt capital raising, investment structuring and business development. From 1984 to 1992, Mr. Kron was with Ernst & Young LLP as an Audit Manager. In addition, he served as a director of Grand Toys International from 2000 through 2005 (GRIN: Nasdaq). Mr. Kron has a Bachelor of Commerce from Concordia University and a Graduate Diploma in Public Accountancy from McGill University, both in Montreal, Quebec, and has been a member of the Canadian Institute of Chartered Accountants since 1987.

Executive Officers
The following table sets forth information regarding our executive officers:

Name	Age	Position

Paul L. Whitton	61	President
Kenneth S. Adessky	43	Chief Financial Officer and Secretary
Affirmative Determinations Regarding Director Independence and Other Matters
The Board affirmatively determines the independence of each Director and nominee for election as a Director; however, the Board has not yet adopted an independence standard or policy. The Board intends to adopt an independence policy in the near future. The Board has determined that the following non-employee Director is independent and has no relationship with the Company, except as a Director and shareholder of the Company: Mr. Kron.
Meetings of the Board of Directors
During fiscal year 2006, the Board of Directors met four times. At least 80% of the directors attended each meeting. We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of shareholders. There was no 2006 Annual Meeting of Shareholders held.
Compensation of Directors
The Company has no standard arrangements in place or currently contemplated to compensate the Company’s directors for their service as directors or as members of any committee of directors.
CORPORATE GOVERNANCE
Committees of the Board and Financial Expert
We do not have a separately-designated audit or compensation committee of the Board or any other Board-designated committee. Audit and compensation committee functions are performed by our Board of Directors. We will form such committees in the future as the need for such committees may arise. In addition, at this time, we have not determined if we have a “financial expert,” as defined by the SEC, on our Board of Directors.

Code of Ethics
We have adopted a code of ethics for our senior officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and any person who may perform similar functions. As required by SEC rules, we will report the nature of any change or waiver of our Code of Ethics.
Communications with the Board
Shareholders wishing to send communications to the Board may contact Kenneth Adessky, our Corporate Secretary, at the Company’s principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified director.
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth, as of June 8, 2007, the common stock ownership of (i) each of our executive officers and directors, (ii) all executive officers and directors as a group, and (iii) each person known by us to be a beneficial owner of 5% or more of our common stock. No person listed below has any option, warrant or other right to acquire additional securities from us, except as may be otherwise noted. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them except as stated therein.

Name and Address	Amount & Nature
of Beneficial	of Beneficial	Percent
Owner (1)	Ownership	of Class (2)
Kenneth S. Adessky	6,137,500	24.7%
4150 Sainte-Catherine Street W. Suite 525 Montreal, Quebec H3Z 2Y5

Dr. Earl Azimov	5,550,000	22.4%
5737 Blossom Cote St Luc, Quebec H4W 2T2

John Grob	5,550,000	22.4%
Amherst House Stowlangtoft Bury St-Edmunds, UK 1P313JY

Michael Kron	100,000	*
6950 Cote St. Luc Road Cote St. Luc, Quebec H4V 2Z9

Paul L. Whitton	50,000	*
2005 10th Street, Suite A Boulder, Colorado 80302

**All officers and directors	17,387,500	70.1%
as a group (5 persons)

*	Less than 1%.

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)	A total of 24,815,521 shares of our common stock were outstanding as of June 8, 2007.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership on Forms 3 and reports of changes in beneficial ownership of our common stock and other equity securities on Forms 4. Our executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish to us copies of all Section 16(a) reports that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2006; however, all filings were late due to administrative oversight as follows:
•	Form 3 for Vision Capital Partners AA Ltd. Dated November 29, 2006 filed December 21, 2006;

•	Form 4 for Vision Capital Partners AA Ltd. Dated November 29, 2006 filed December 21, 2006;

•	Form 3 for John Grob dated August 29, 2006 filed December 21, 2006;

•	Form 4 for John Grob dated November 29, 2006 filed December 21, 2006;

•	Form 3 for Kenneth Adessky dated August 16, 2006 filed December 21, 2006;

•	Form 4 for Kenneth Adessky dated November 29, 2006 filed December 21, 2006;

•	Form 3 for Earl Azimov dated August 29, 2006 filed December 21, 2006; and

•	Form 4 for Earl Azimov dated November 29, 2006 filed December 21, 2006.
Neither Mr. Wicker, the former President of the Company, nor Mr. Bresnig, a former principal stockholder of the Company, filed Form 4’s in connection with the sale of their shares to Mr. Adessky on August 16, 2006.
EXECUTIVE COMPENSATION
The following table sets forth information concerning the compensation of our named executive officers for the fiscal year ended December 31, 2006; provided, however, any payments to these officers were paid as consultants, not employees, of the Company, as the Company has not yet hired full or part-time employees. We may, once we are operational, implement employee benefits that will be generally available to all employees and subsidiary employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan.

							Change in
							Pension
							Value and
						Non-	Nonquali-
						Equity	fied
						Incentive	Deferred
						Plan	Compen-	All Other
		Salary	Bonus	Stock	Option	Compen-	sation	Compen-
Name and		($)	($)	Award	Awards	sation	Earnings	sation	Total
Principal Position	Year	(1)	(2)	($)	($)	($) (3)	($) (3)	($) (4)	($)
John Grob,	2006	$57,500							$57,500
CEO and President (1)

Kenneth Adessky,	2006	$15,500							$15,500
CFO and Secretary (2)

Dean Wicker,	2006	$0.00							$0.00
former CEO, President and CFO (3)
(1)	Mr. Grob served as CEO and President from August 2006 until March 26, 2007, when he resigned as CEO and President. On June 8, 2007, the Board of Directors elected Paul L. Whitton President and a Director. All fees paid to Mr. Grob during fiscal 2006 were as a consultant to the Company.

(2)	On August 16, 2006, the Company elected Kenneth Adessky a director, and on August 29, 2006, the Board of Directors appointed Mr. Adessky — Chief Financial Officer and Secretary. All fees paid to Mr. Adessky during fiscal 2006 were as a consultant to the Company.

(3)	On August 16, 2006, Dean Wicker resigned from all offices that he held with us and as our sole director. Mr. Wicker did not accrue and did not receive any compensation for his services performed during fiscal 2006.
Compensation of Directors
The Company has no standard arrangements in place or currently contemplated to compensate the Company’s directors for their service as directors or as members of any committee of directors. Dr. Azimov, the Chairman of the Company’s Board of Directors, did receive consulting fees beginning October 1, 2006 at a monthly retainer of $3,500; however, these fees were not for Dr. Azimov’s services as a director, but as a consultant to the Company.
Employment Agreements
We do not have employment agreements with any of our executive officers or directors. We have verbal understandings with our executive officers regarding monthly retainers and reimbursement for actual out-of-pocket expenses.
Termination of Employment
There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in the Summary Compensation Table set forth above that would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s employment with us.

Indemnification of Officers and Directors
We indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Colorado, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he/she is or was a director or officer of our Company, or served any other enterprise as director, officer or employee at our request. Our Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was our employee.
Employee Benefit Plans
2002 Employee Stock Compensation Plan
We have adopted the 2002 Employee Stock Compensation Plan for our employees, officers, directors and advisors (the ESC Plan). We have reserved a maximum of 3,000,000 common shares to be issued upon the grant of awards under the ESC Plan. Employees will recognize taxable income upon the grant of common stock equal to the fair market value of the common stock on the date of the grant and the Company will recognize a compensating deduction for compensation expense at such time. The ESC Plan will be administered by our Board of Directors or a committee of directors. No shares have been awarded or currently are anticipated to be awarded under the ESC Plan.
2002 Compensatory Stock Option Plan
We have adopted the 2002 Compensatory Stock Option Plan for our officers, employees, directors and advisors (the “CSO Plan”). The Company has reserved a maximum of 3,000,000 common shares to be issued upon the exercise of options granted under the CSO Plan. The CSO Plan will not qualify as an “incentive stock option” plan under Section 422 of the Internal Revenue Code of 1986, as amended. Options will be granted under the CSO Plan at exercise prices to be determined by our Board of Directors or other CSO Plan administrator. The CSO Plan will be administered by our Board of Directors or a committee of directors. No options have been granted or currently are anticipated to be granted under the CSO Plan.

Equity Compensation Plan Information
The following table provides information as of December 31, 2006, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our shareholders.

Number of
securities
remaining
available for
	Number of	Weighted	future issuance
	securities to be	average exercise	under equity
	issued upon	price of	compensation
	exercise of	outstanding	plans (excluding
	outstanding	options,	securities
	options, warrants	warrants and	reflected in
Plan category	and rights	rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders

2002 EMPLOYEE STOCK COMPENSATION PLAN	-0-	N/A	3,000,000

2002 COMPENSATORY STOCK OPTION PLAN	-0-	N/A	3,000,000

Equity compensation plans not approved by security holders

NONE	N/A	N/A	N/A

Total	-0-	N/A	6,000,000
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Except as described in the following paragraphs, none of our officers or directors, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares, nor any of our promoters, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction for the past two years or in any presently proposed transaction that, in either case, has affected, or will materially affect the Company.

In November 2006, the Company issued 23,333,333 shares of its common stock to Vision Capital, a Canadian corporation, in exchange for the conversion of $350,000 face amount of promissory notes. Dr. Azimov, Chairman of the Company’s Board, and Mr. Adessky, the Company’s CFO, Secretary and a Director, each owns 50% of Vision Capital and is an officer and director of Vision Capital. The notes were originally issued on August 18, September 22 and October 12, 2006 for an aggregate of $350,000 cash. Based on the face amount of the promissory notes exchanged for the shares of common stock, these shares were issued at a purchase price of $.015 per share. Vision Capital instructed the Company to issue Messrs. Azimov, Grob and Adessky each 5,550,000 shares of common stock and to issue 6,683,333 shares to fifteen other designees who are not considered related parties to the Company. The notes accrued interest at 7.5% per annum and we recorded $6,445 of interest expense. Vision Capital forgave the interest at conversion and we recorded this amount as a capital contribution.
During 2006, we paid legal fees totaling $18,630 to a law firm of which Mr. Adessky, our CFO, Secretary and a Director, is a partner.
In March 2007, Vision Capital loaned the Company $100,000. The promissory note is unsecured, accrues interest at 7.5% per annum and is due in one year.
The Company has no understanding with its officers, directors or shareholders, pursuant to which such persons are required to contribute capital to the Company, loan money or otherwise provide funds to us, although management expects that one or more of such persons may make funds available to us in the event of need to cover operating expenses.
Required Vote
The number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, including votes cast in person or represented by proxy at the Annual Meeting, will be elected to the Board of Directors. In other words, assuming a quorum is at the Annual Meeting, the five director nominees with the most votes will be elected.
Recommendation of the Board of Directors
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE.
PROPOSAL NO. 3: TO ADOPT THE 2007 STOCK INCENTIVE PLAN
On June 11, 2007, the Board of Directors approved the Company’s 2007 Stock Incentive Plan (the “2007 Plan”), subject to shareholder approval. The 2007 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s superior long-term performance, enhancing the value of the Company for the benefit of its shareholders.
Summary of the 2007 Stock Incentive Plan
The following paragraphs provide a summary of the principal features of the 2007 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2007 Plan, a copy of which is included herein as Appendix F.
Shares Available for Issuance
The 2007 Plan provides that no more than 15,000,000 shares of our common stock may be issued for awards. If there is any change in the Company’s common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board, or any Compensation Committee, shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2007 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; and (v) that are subject to any outstanding award; and (vi) the price of each security.

The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan.
Eligibility
Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies. As of June 11, 2007, five directors and two officers (both also directors) are eligible to participate in the 2007 Plan. As of June 8, 2007, the Company had not issued any options to purchase shares of common stock or other awards under the 2007 Plan.
Administration
The 2007 Plan will be administered by the Option Committee, which shall consist of the Board or a committee of the Board as the Board may from time to time designate.
Types of Awards
Stock Options. The Option Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Option Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Option Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.
Restricted Stock Awards. The Option Committee may grant awards of restricted stock under the 2007 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Option Committee. As a condition to a grant of an award of restricted stock, the Option Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2007 Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as restricted stock with respect to which such stock or other property has been distributed.
Restricted Stock Unit Awards. The Option Committee may grant awards of Restricted Stock Units under the 2007 Plan. A “Restricted Stock Unit” is a grant valued in terms of common stock, but common stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company.

Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Option Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Option Committee.
Amendment and Termination of the 2007 Plan
The Board of Directors or the Option Committee may amend, alter or discontinue the 2007 Plan, except that if any applicable statute, rule or regulation requires shareholder approval with respect to any amendment of the 2007 Plan, then to the extent so required, shareholder approval will be obtained. No amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2007 Plan would terminate on June 10, 2017.
Federal Income Tax Consequences
The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2007 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this Proxy Statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2007 Plan.
Nonqualified Stock Options. A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.
Incentive Stock Options. A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition”, and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.
Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon grant of restricted stock or Restricted Stock Units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

The Company generally will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.
Required Vote
An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this matter.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY THAT THE STOCKHOLDERS VOTE FOR THE 2007 STOCK INCENTIVE PLAN.
PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board appointed Larry O’Donnell, CPA, P.C. (“O’Donnell”) to serve as independent registered public accounting firm for the fiscal year ending December 31, 2007, subject to ratification of the appointment by the shareholders. O’Donnell has served as our independent registered public accounting firm for seven years and is considered by management to be well qualified.
Selection of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders for ratification. The Sarbanes-Oxley Act of 2002 requires the audit committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, we do not currently have an audit committee and the Board of Directors has elected to submit the selection of O’Donnell as our independent registered public accounting firm to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Board of Directors will reconsider whether to retain O’Donnell, and may retain that firm or another without resubmitting the matter to our shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Board of Directors or any audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
It is expected that one or more representatives of O’Donnell will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

Board Report
Our Board of Directors has reviewed and discussed the Company’s audited financial statements for 2006 with Company’s management. We have discussed with the independent registered public accounting firm, O’Donnell, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from O’Donnell as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with O’Donnell its independence.

Dated: June 8, 2007	/s/ Earl Azimov, Chairman
/s/ Paul L. Whitton
/s/ Kenneth Adessky
/s/ John Grob
/s/ Michael Kron
Audit Fees and Services
Audit Fees
The aggregate fees billed by O’Donnell for professional services rendered in connection with the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Form 10-QSBs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were $3,750 and $1,350, respectively.
Audit Related Fees
None.
Tax Fees
The aggregate fees billed by O’Donnell for professional services for tax compliance, tax advice, and tax planning for fiscal years 2006 and 2005 were $250 and $150, respectively.
All Other Fees
None.
Pre-Approval Policies and Procedures
Our Board of Directors has adopted resolutions in accordance with the Sarbanes-Oxley Act of 2002 requiring pre-approval of all auditing services and all audit related, tax or other services not prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended to be performed for us by our independent registered public accounting firm, subject to the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act. These resolutions authorized our independent registered public accounting firm to perform audit services required in connection with the annual audit relating to our fiscal year ended December 31, 2006 and the quarterly reviews for the subsequent fiscal quarters of 2007 through the quarter ended September 30, 2007, at which time additional pre-approvals for any additional services to be performed by our auditors would be sought from the Board. Our Board of Directors also appointed and authorized Kenneth Adessky to grant pre-approvals of other audit, audit-related, tax and other services requiring board approval to be performed for us by our independent registered public accounting firm, provided that the designee, following any such pre-approvals, thereafter reports the pre-approvals of such services at the next following regular meeting of the Board.

The percentage of audit-related, tax and other services that were approved by the Board of Directors is 100%.
Required Vote
Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of Larry O’Donnell, CPA, P.C., the Board will reconsider the appointment.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LARRY O’DONNELL, CPA, P.C., AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
OTHER BUSINESS
The Board of Directors is not aware of any other matters that are to be presented at the Special Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Special Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.
FINANCIAL AND OTHER INFORMATION — INCORPORATION BY REFERENCE
Financial and other information required to be disclosed in this Proxy Statement is set forth in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and our quarterly report on Forms 10-QSB for the quarter ended March 31, 2007 under the captions “FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA”, and “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”, is hereby incorporated herein by reference. A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and a copy of our quarterly reports on Form 10-QSB for the quarter ended March 31, 2007 accompany this Proxy Statement.
PROPOSALS OF STOCKHOLDERS FOR 2008 ANNUAL MEETING
We must receive proposals of stockholders intended to be presented at the 2008 Annual Meeting of Shareholders on or before March 21, 2008, in order for the proposals to be eligible for inclusion in our Proxy Statement and proxy relating to that meeting. These proposals should be sent to the Secretary by fax to 303.444.4958 or by mail to the Office of the Secretary, Newsearch, Inc., 2005 10th Street, Suite A, Boulder, Colorado 80302 or by e-mail to general@globalcleanenergy.com.

If the Reincorporation Proposal is approved, the Maryland Bylaws require that a proposal for action to be presented by any stockholder at an annual meeting of stockholders shall be out of order and shall not be acted upon unless:
•	Specifically described in our notice to all stockholders of the meeting and the matters to be acted upon thereat, or

•	The proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices prior to March 21, 2008, and such proposal is, under law, an appropriate subject for share-owner action.
HOUSEHOLDING
As permitted by the 1934 Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement.
We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations by phone (303) 444-4957 or by fax at 303.444.4958 or by mail to Investor Relations, Newsearch, Inc., 2005 10th Street, Suite A, Boulder, Colorado 80302 or by e-mail to general@globalcleanenergy.net.
OTHER INFORMATION
Management does not know of any items or proposals, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.
As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.
The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

Appendix A
REVOCABLE PROXY
NEWSEARCH, INC.
☒ PLEASE MARK
VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF SHAREHOLDERS
JULY 18, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEWSEARCH, INC. (THE “COMPANY”) FOR USE AT ITS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 18, 2007 AND AT ANY ADJOURNMENT THEREOF.
The undersigned being a shareholder of the Company as of May 31, 2007, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Patton Boggs LLP, 1801 California St., Suite 4900, Denver, Colorado 80202 on Wednesday, July 18, 2007 at 10:00 a.m., local time, and at any adjournments of said meetings, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:
1.      Proposal to reincorporate from Colorado to Maryland, including a change in the Company’s name to Global Clean Energy, Inc., and an increase in authorized common stock to 300,000,000 shares:

☐ FOR	☐ AGAINST	☐ ABSTAIN

					Withhold	For All
				For	Authority	Except
2.	Proposal to elect five directors.			☐	☐	☐

Nominees: For a one-year term:
	Earl Azimov	Paul L. Whitton	Kenneth S. Adessky
	John Grob	Michael Kron

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and strike through the nominee’s name in the space provided above.
3.	Proposal to approve 2007 Stock Incentive Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Ratification of Larry O’Donnell, CPA, PC as the Company’s independent auditor:

☐ FOR	☐ AGAINST	☐ ABSTAIN
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Please be sure to sign and date this Proxy in the box below.

Date:

Stockholder sign above — Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelop provided.
NEWSEARCH, INC.
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THE SIGNED PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES.

NOTE:	Please sign exactly as your name(s) appear(s) on this proxy. When signing in representative capacity, please give full title. When shares are held jointly, only one holder needs sign.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

2

APPENDIX B
AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of the ___ day of ___2007, by and between Newsearch, Inc., a Colorado corporation doing business as Global Clean Energy, Inc. (“GCE Colorado”), and Global Clean Energy, Inc., a Maryland corporation (“GCE Maryland”). Each of GCE Colorado and GCE Maryland is sometimes referred to individually as a “Constituent Corporation”, and they are sometimes referred to jointly as the “Constituent Corporations”.
RECITALS
WHEREAS, GCE Maryland was formed under the laws of the State of Maryland on ___, 2007, and GCE Colorado was formed under the laws of the State of Colorado December 3, 1999.
WHEREAS, the merger transaction is intended to qualify as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code (the “Code”) and it is intended that this Agreement constitutes a plan of reorganization under Section 368 of the Code.
WHEREAS, the reorganization of GCE Colorado is to be effected by merging GCE Colorado with and into GCE Maryland and causing the stockholders of GCE Colorado to become the stockholders of GCE Maryland, with each outstanding share of common stock of GCE Colorado being deemed simultaneously at the time of the merger to be one share of common stock of GCE Maryland.
WHEREAS, the General Corporation Law of the State of Maryland (the “Maryland Act”) and the Colorado Business Corporation Act (the “Colorado Act”) permit the reorganization of GCE Colorado into GCE Maryland provided that GCE Colorado and GCE Maryland each comply with the applicable provisions of the Maryland Act and the Colorado Act.
WHEREAS, the Board of Directors of GCE Maryland has determined it is desirable and in the best interests of GCE Maryland to effect this Agreement whereby the stockholders of GCE Colorado shall receive shares of common stock in GCE Maryland in exchange for their shares of common stock in GCE Colorado.
WHEREAS, the Board of Directors and stockholders of GCE Colorado have determined it is desirable and in the best interests of GCE Colorado and its stockholders to effect this Agreement whereby the stockholders of GCE Colorado shall receive shares of common stock in GCE Maryland in exchange for their shares of common stock in GCE Colorado.
AGREEMENT
NOW, THEREFORE, in order to consummate this transaction set forth above and in consideration of the mutual promises herein made and the mutual benefits to be derived from this agreement, GCE Colorado and GCE Maryland do hereby agree as follows:

1. Name of Constituent Corporations and Surviving Corporation. The names of the corporations proposing to merge are Global Clean Energy, Inc., a Maryland corporation, and Newsearch, Inc., a Colorado corporation doing business as Global Clean Energy, Inc., and the surviving corporation is Global Clean Energy, Inc., a Maryland corporation.
2. Terms and Conditions of the Merger. GCE Colorado shall merge with and into GCE Maryland effective as of the date of the filing of the Maryland Articles of Merger and the Colorado Articles of Merger in the forms attached to and made a part of this Agreement as Exhibit A, with the Maryland State Department of Assessments and Taxation in accordance with the Maryland Act and with the Colorado Secretary of State in accordance with the Colorado Act.
3. Manner and Basis of Converting Shares. GCE Maryland has authority to issue Three Hundred Million (300,000,000) shares of common stock, par value $.001, and up to Fifteen Million (15,000,000) shares of preferred stock, par value $.001. GCE Maryland has no shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding. GCE Colorado has authority to issue One Hundred Million (100,000,000) shares of common stock, par value $.001, of which Twenty Four Million Eight Hundred Fifteen Thousand Five Hundred Twenty One (24,815,521) shares were outstanding on the May 31, 2007 record date for determining stockholders eligible to vote on the merger, and authority to issue Fifty Million (50,000,000) shares of preferred stock, par value $.001, of which no shares are outstanding. Upon the merger becoming effective, each outstanding share of common stock of GCE Colorado shall immediately be deemed to be one (1) share of common stock of GCE Maryland without an exchange of certificates. The shares of GCE Maryland to be delivered pursuant to this Agreement will be voting shares of common stock and when so delivered, will have been duly and validly authorized and issued by GCE Maryland, will be fully paid and non-assessable.
4. Articles of Incorporation and Bylaws. The Articles of Incorporation of GCE Maryland in effect on the effective date of the merger shall be the Articles of Incorporation of the surviving corporation until further amended in accordance with the Articles of Incorporation and Maryland Act. The Bylaws of GCE Maryland in effect on the effective date of the merger shall be the Bylaws of the surviving corporation until amended in accordance with the Bylaws and Maryland Act.
5. Directors. The directors of GCE Maryland at the time of the merger shall be the directors of the surviving corporation until their successors are elected and qualified.
6. Effect of Merger. Upon the merger becoming effective, GCE Colorado shall merge with and into GCE Maryland, which shall be the surviving corporation, and GCE Colorado shall cease to exist. GCE Maryland shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each Constituent Corporation, and all the rights, privileges, powers and

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franchises of each Constituent Corporation and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, for stock subscriptions, as well as all other things in action or belonging to each Constituent Corporation, shall be vested in GCE Maryland; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of GCE Maryland as effectually as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall attach to GCE Maryland and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by GCE Maryland.
7. Obligations of the Constituent Corporations. Each of the Constituent Corporations shall take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the States of Colorado and Maryland to consummate and effect the merger.
8. Approval by Directors and Holders of Common Stock. This Agreement has been approved by the Board of Directors and stockholders of GCE Colorado, the merging corporation, and the Board of Directors of GCE Maryland, the surviving corporation, in the manner provided by the laws of the respective jurisdictions under which they were organized and exist.
9. Termination; Amendment. This Agreement may be abandoned by either GCE Maryland or GCE Colorado by appropriate resolution of the Board of Directors of either Constituent Corporation at any time prior to the merger becoming effective and may be amended in matters of form or supplemented by additional agreements, articles or certificates, as may be determined in the judgment of the Boards of Directors of the Constituent Corporations to be necessary, desirable, or expedient to clarify the intentions of the Constituent Corporation or to effect or facilitate the filing, recording or official approval of this Agreement in accordance with its purpose and intent.
Remainder of Page Intentionally Left Blank

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IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger the year and date first written above.

Newsearch, Inc., a Colorado corporation
By:
Name:
Title:

Global Clean Energy, Inc., a Maryland corporation
By:
Name:
Title:

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APPENDIX C
ARTICLES OF INCORPORATION
OF
GLOBAL CLEAN ENERGY, INC.
The undersigned, Kristin Dunlap, whose address is c/o Patton Boggs LLP, 1801 California Street, Suite 4900, Denver, Colorado 80202, being at least 18 years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland having the following Articles:
ARTICLE I
NAME
The name of the corporation (the “Corporation”) is: Global Clean Energy, Inc.
ARTICLE II
PURPOSE
The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Maryland (the “Maryland Code”). In furtherance of the foregoing purposes, the Corporation shall have and may exercise all of the rights, powers and privileges granted by the Maryland Code. In addition, the Corporation may do everything necessary, suitable and proper for the accomplishment of any of its corporate purposes.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The street address of the principal office and registered agent of the Corporation in the State of Maryland is 836 Park Avenue, Second Floor, Baltimore, Maryland 21201. The name of the resident agent of the Corporation in the State of Maryland at that address is National Registered Agents, Inc. of MD.
ARTICLE IV
STOCK
4.1 Authorized Shares. The Corporation is authorized to issue 300,000,000 shares of $.001 par value common stock and 15,000,000 shares of $.001 par value preferred stock.
4.2 Common Stock. Each stockholder of record shall have one vote for each share of common stock standing in his or her name on the books of the Corporation and entitled to vote, except that in the election of directors each stockholder shall have as many votes for each share held by his or her as there are directors to be elected and for whose election the stockholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.
4.3 Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of preferred stock, for the issuance of one or more series of preferred stock, with such voting powers, if any, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, including, without limiting the generality of the foregoing, the following:
(a)	the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

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(b)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;
(c)
the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preferences or relation that such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(d)	whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other terms and conditions of such redemption;
(e)
the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f)
whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)
whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of this class or any other class or classes of capital stock and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(h)
the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the common stock or shares of stock of any other class or any other series of this class; and

(i)
the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class or classes.

The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.
4.4 Meeting. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of stockholders a majority of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.
4.5 Preemptive Rights. No stockholder of the Corporation shall have any preemptive or similar right to acquire any additional unissued or treasury shares of stock or other securities of any class, or rights, warrants or options to purchase stock or scrip, or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.
ARTICLE V
PERPETUAL EXISTENCE
The Corporation is to have perpetual existence.

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ARTICLE VI
DIRECTORS
6.1 Number. The number of directors of the Corporation shall be fixed by the bylaws of the corporation, or if the bylaws fail to fix such a number, then by resolution adopted from time to time by the Board of Directors, provided that the number of directors shall not be more than nine nor less than one.
6.2 Initial Directors. Five directors shall constitute the initial Board of Directors. The following persons are elected to serve as the Corporation’s initial directors until the first annual meeting of stockholders or until their successors are duly elected and qualify:

Name	Address
Kenneth Adessky	2005 — 10th Street, Suite A Boulder, Colorado 80302
Earl Azimov	2005 — 10th Street, Suite A Boulder, Colorado 80302
John Grob	2005 — 10th Street, Suite A Boulder, Colorado 80302
Michael Kron	2005 — 10th Street, Suite A Boulder, Colorado 80302
Paul L. Whitton	2005 — 10th Street, Suite A Boulder, Colorado 80302
6.3 Election. Elections of directors need not be by written ballot unless the bylaws of the Corporation so provide.
6.4 Bylaws. The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the bylaws of the Corporation.
ARTICLE VII
STOCKHOLDER ACTIONS
7.1 Majority Vote. When, with respect to any actions to be taken by stockholders of the Corporation, the Maryland Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares, or of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of the majority of such shares or class or series thereof.
7.2 Written Actions by Stockholders. The holders of common stock entitled to vote generally in the election of directors may take action by written consent or by electronic transmission of written consent of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to take such action at a stockholders’ meeting if the Corporation gives notice of the action to each holder of the common stock not later than 10 days after the effective time of the action.
ARTICLE VIII
LIMITATION OF LIABILITY
The personal liability of each director and officer of the Corporation shall be eliminated and limited to the full extent permitted by the laws of the State of Maryland, including without limitation as permitted by the provisions of Section 2-405.2 of the Maryland Code and any successor provision, as amended from time to time, except to the extent: (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause

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of action adjudicated in the proceeding; or (iii) otherwise provided by the Maryland Code. Neither any amendment nor repeal of this Article VIII, nor adoption of any provision of these Articles of Incorporation, the bylaws of the Corporation or any statute that is inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any acts or omissions occurring prior to such amendment, repeal or adoption. If the Maryland Code is hereafter amended or supplemented to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by such amended or supplemented Maryland Code. In the event that any of the provisions of this Article VIII (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.
ARTICLE IX
INTERESTED PARTY TRANSACTIONS
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation of, the powers conferred by law:
No contract or other transaction of the Corporation with any other persons, firm or corporation in which this Corporation is interested, shall be affected or invalidated by the fact that any one or more of the directors or officers of this Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction so long as the contract or other transaction is approved by the Board of Directors in accordance with the Maryland Code. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his or her contracting with the Corporation for the benefit of himself or herself or any firm or corporation in which he or she may be in any way interested.
ARTICLE X
INDEMNIFICATION
The Corporation shall indemnify and advance expenses to any and all directors, officers, employees and agents of the Corporation to the fullest extent permitted by Section 2-418 of the Maryland Code, as the same may be amended and supplemented, unless it is established that: (i) the act or omission was material to the matter giving rise to the liability and was omitted in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit in money, property or services; or (ii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful. The rights to indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons’ official capacity and as to action in another capacity while holding such directorship, office, employment or agency, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Neither the repeal nor modification of this Article X, or the adoption of any provision to these Articles of Incorporation that is inconsistent with this Article X, shall eliminate, restrict or otherwise adversely affect any right or protection of any such person existing hereunder with respect to any act or omission occurring prior to such repeal, modification or adoption of an inconsistent provision.
ARTICLE XI
AMENDMENTS
The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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ARTICLE XII
MARYLAND BUSINESS COMBINATIONS ACT
Notwithstanding any other provision of these Articles or the Bylaws, Sections 3-601 through 3-605 of the Maryland Code (or any successor statutes) shall not apply to any combination between the Corporation and any interested stockholder of the Corporation.
IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this ___day of ___2007.

Kristin Dunlap, Incorporator
National Registered Agents, Inc. of MD consents to being named as the Resident Agent for Global Clean Energy, Inc., a Maryland corporation, in this document.
National Registered Agents, Inc. of MD

By:

Filing party’s return address:
Kristin Dunlap
c/o Patton Boggs LLP
1801 California Street
Suite 4900
Denver, CO 80202
******

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APPENDIX D
BYLAWS
OF
GLOBAL CLEAN ENERGY, INC.

ARTICLE I
OFFICES
SECTION 1. REGISTERED OFFICE AND AGENT
The registered office of Global Clean Energy, Inc. (the “Corporation”) shall be in the City and County of Baltimore, State of Maryland or such other city and county as the Board of Directors (the “Board”) shall determine. The street address of the principal office and registered agent of the Corporation in the State of Maryland is 836 Park Avenue, Second Floor, Baltimore, Maryland 21201. The name of the resident agent of the Corporation in the State of Maryland at that address is National Registered Agents, Inc.
SECTION 2. OTHER OFFICES
The Corporation may have offices at such other places both within and without the State of Maryland as the Board may from time to time determine or the business of the Corporation may require.
ARTICLE II
STOCKHOLDERS
SECTION 1. ANNUAL MEETINGS
A meeting of the stockholders for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held annually at such time and/or such date as shall be fixed by resolution of the Board. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.
SECTION 2. SPECIAL MEETINGS
Unless the Articles of Incorporation provide otherwise, special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called only by a majority of the Board or by the written request of stockholders in accordance with this Article II, Section 2. Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting and shall be delivered to the principal office of the Corporation addressed to the Secretary. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of

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preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting.
SECTION 3. PLACE OF MEETINGS
All meetings of the stockholders shall be held at such places within or without the State of Maryland or at such other place in the United States as may be stated in the notice of the meeting.
SECTION 4. NOTICE OF MEETINGS
4.1 Giving of Notice. Except as otherwise provided by statute, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than 10 nor more than 90 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be given when deposited in the United States mails, postage prepaid, directed to such stockholder at his or her address as it appears in the stock ledger of the Corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
4.2 Notice of Adjourned Meetings. When a meeting is adjourned to another time and place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is given. If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
4.3 Waiver of Notice.
4.3.1 Whenever any notice is required to be given to any stockholder under the provisions of these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.
4.3.2 The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
SECTION 5. FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS
5.1 Meetings. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 90 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next

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preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.
5.2 Dividends, Distributions and Other Rights. For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
SECTION 6. QUORUM
One-third of the outstanding shares of stock of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of the stockholders; provided, that the quorum includes the holders of at least one-third of the Corporation’s outstanding shares of common stock, $.001 par value; provided, further, that where a separate vote by a class or classes or by a series of a class is required, one-third of the outstanding shares of such class or classes or of such series of a class, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on that matter. Shares of stock will be counted toward a quorum if they are either (i) present in person at the meeting; or (ii) represented at the meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the meeting. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
SECTION 7. ORGANIZATION
At each meeting of the stockholders, the Chairman of the Board, or in his or her absence, the Chief Executive Officer, the President or the Vice Chairman of the Board, or if all of the said persons are absent, a person designated by the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board, or in the absence of such designated person, a person elected by the holders of a majority in number of shares of stock present in person or represented by proxy and entitled to vote, shall act as chairman of the meeting.

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The Secretary, or in his or her absence or in the event he or she shall be presiding over the meeting in accordance with the provisions of this Section, an Assistant Secretary or, in the absence of the Secretary and all of the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.
SECTION 8. VOTING
8.1 General Provisions. Unless otherwise provided in the Articles of Incorporation or a resolution of the Board creating a series of stock, at each meeting of the stockholders, each holder of any share of any series or class of stock entitled to vote at such meeting shall be entitled to one vote for each share of stock having voting power in respect of each matter upon which a vote is to be taken, standing in his or her name on the stock ledger of the Corporation on the record date fixed as provided in these Bylaws for determining the stockholders entitled to vote at such meeting. In all matters other than the election of directors, if a quorum is present, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland. In determining the number of votes cast for or against a proposal, shares abstaining from voting on a matter (including elections) will not be treated as a vote for or against the proposal. A non-vote by a broker will be treated as if the broker never voted, but a non-vote by a stockholder will be counted as a vote “for” the management’s position. Where a separate vote by a class or classes or by a series of a class is required, if a quorum is present, the affirmative vote of the majority of shares of such class or classes or series of a class present in person or represented by proxy at the meeting shall be the act of such class or classes or series of a class. The provisions of this Section will govern with respect to all votes of stockholders except as otherwise provided for in these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland.
8.2 Voting For Directors. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
8.3 Shares Held or Controlled by the Corporation. Shares of its own capital stock belonging to the Corporation, or to another corporation if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes.
8.4 Proxies. A stockholder may vote by a proxy that is in writing or is transmitted electronically, including but not limited to, via telegram, cablegram, internet, interactive voice response system or other means of electronic transmission executed or authorized by the stockholder or by his or her attorney-in-fact. Any electronic transmission must set forth information from which it can be determined by the Corporation or the inspector that such electronic transmission was authorized by the stockholder. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy shall become invalid 11 months after the date of its

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execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.
SECTION 9. INSPECTORS
Prior to each meeting of stockholders, the Board shall appoint at least one inspector of election (the “Inspector”) who is not a director, candidate for director or officer of the Corporation, who shall receive and determine the validity of proxies and the qualifications of voters, and receive, inspect, count and report to the meeting in writing the votes cast on all matters submitted to a vote at such meeting. In case of failure of the Board to make such appointments or in case of failure of any Inspector so appointed to act, the Chairman of the Board shall make such appointment or fill such vacancies. Each Inspector, immediately before entering upon his or her duties, shall subscribe to an oath or affirmation faithfully to execute the duties of Inspector at such meeting with strict impartiality and according to the best of his or her ability.
SECTION 10. LIST OF STOCKHOLDERS
The Secretary or other officer or agent having charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each class and series registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the Corporation, or to vote in person or by proxy at any such meeting.
SECTION 11. STOCKHOLDER PROPOSALS
At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting of stockholders (a) by, or at the direction of, the Board; or (b) by a stockholder of the Corporation who complies with the procedures set forth in this Section 11. For business or a proposal to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to

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such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.
A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before an annual meeting of stockholders (i) a description, in 500 words or less, of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Corporation’s books, of the stockholders known by such stockholder to be supporting such proposal; (iii) the class and number of shares of the Corporation beneficially owned by such stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder’s notice; (iv) a description, in 500 words or less, of any interest of the stockholder in such proposal; and (v) a representation that the stockholder is a holder of record of stock of the Corporation and intends to appear in person or by proxy at the meeting to present the proposal specified in the notice. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 11.
The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by this Section 11, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, nothing in this Section 11 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of, the Board.
SECTION 12. CONDUCT OF MEETING
The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to only stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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SECTION 13. WRITTEN CONSENT OF STOCKHOLDERS
Except as provided in the following sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent setting forth the action is given in writing by each stockholder entitled to vote on the matter and is filed with the records of stockholder meetings. Unless the Articles of Incorporation provide otherwise, the holders of any class of the Corporation’s stock, including holders of the Corporation’s common stock, entitled to vote generally in the election of directors, may take action or consent to any action concerning election of directors by delivering a consent in writing of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the stockholders if the Corporation gives notice of the action so taken to each stockholder not later than 10 days after the effective time of the action.
SECTION 14. CONTROL SHARE ACQUISITION ACT
Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, Title 3, Subtitle 7 of the General Corporation Law of the State of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This Article II, Section 14 may be repealed, in whole or in part, at any time, whether before or after an acquisition of Control Shares (as defined in Section 3-701(d) of the General Corporation Law of the State of Maryland (or any successor provision)) and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent Control Share Acquisition (as defined in Section 3-701(d) of the General Corporation Law of the State of Maryland (or any successor provision)).
ARTICLE III
BOARD OF DIRECTORS
SECTION 1. NUMBER, QUALIFICATION AND TERM OF OFFICE
The business, property and affairs of the Corporation shall be managed by a Board consisting of not less than one director. The Board shall from time to time by a vote of a majority of the directors then in office fix the specific number of directors to constitute the Board. Unless otherwise provided in the Articles of Incorporation, at each annual meeting of stockholders, the Board shall be elected by the stockholders for a term of one year. Each director shall serve until his or her successor is duly elected and shall qualify.
SECTION 2. VACANCIES
Unless otherwise provided in the Articles of Incorporation, vacancies in the Board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a vote of the majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board.

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SECTION 3. NOMINATIONS OF DIRECTORS
Subject to the rights, if any, of the holders of any series of preferred stock then outstanding, only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board for the purpose of electing directors (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedure set forth in this Article III, Section 3. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.
A stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder’s notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor statute thereto (the “Exchange Act”) (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation’s (or its agent’s) books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of the Corporation beneficially owned by such stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder’s notice, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Article III, Section 3. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

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SECTION 4. RESIGNATIONS
Any director may resign at any time upon written notice to the Board, the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board or the Secretary of the Corporation. Such resignation shall take effect on the date of receipt of such notice or at any later time specified therein; and the acceptance of such resignation, unless otherwise required by the terms thereof, shall not be necessary to make it effective.
SECTION 5. REMOVALS
Unless otherwise provided in the Articles of Incorporation, any director may be removed, with or without cause, at any special meeting of the stockholders called for that purpose, by the affirmative vote of the holders of a majority in number of shares of the Corporation entitled to vote for the election of such director.
SECTION 6. PLACE OF MEETINGS; BOOKS AND RECORDS
The Board may hold its meetings and have an office or offices at such place or places within or without the State of Maryland as the Board from time to time may determine.
The Board, subject to the provisions of applicable statutes, may authorize the books and records of the Corporation, and offices or agencies for the issue, transfer and registration of the capital stock of the Corporation, to be kept at such place or places outside of the State of Maryland as, from time to time, may be designated by the Board.
SECTION 7. ANNUAL MEETING OF THE BOARD
The first meeting of each newly elected Board, to be known as the Annual Meeting of the Board, for the purpose of electing officers, designating committees and the transaction of such other business as may come before the Board, shall be held as soon as practicable on the same date as, and after the adjournment of, the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors, provided a quorum shall be present. In the event the first meeting of the newly elected Board is not held on the same date as and after the Annual Meeting of Stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver signed by all of the newly elected directors.
SECTION 8. REGULAR MEETINGS
The Board shall provide for regular meetings of the Board at such times and at such places as it deems desirable. Notice of regular meetings need not be given.
SECTION 9. SPECIAL MEETINGS
Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board and shall be called by the Secretary on the written request of three directors on such notice as the person or persons calling the meeting shall deem appropriate in the circumstances. Notice of each such special meeting

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shall be mailed to each director or delivered to him or her by telephone, facsimile, telegraph, internet or any other means of electronic communication, in each case addressed to his or her residence or usual place of business, or delivered to him or her in person or given to him or her orally. The notice of meeting shall state the time and place of the meeting but need not state the purpose thereof. Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except when a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.
SECTION 10. QUORUM AND MANNER OF ACTING
Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, the presence of a majority of the total number of directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board, and the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn the meeting, from time to time, until a quorum is present. Notice of any such adjourned meeting need not be given.
SECTION 11. ORGANIZATION
At every meeting of the Board, the Chairman of the Board, or in his or her absence, the Chief Executive Officer, the President or the Vice Chairman of the Board, or if all of the said persons are absent, a chairman chosen by a majority of the directors present shall act as chairman of the meeting. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.
SECTION 12. CONSENT OF DIRECTORS IN LIEU OF MEETING
Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board, or any committee designated by the Board, may be taken without a meeting if all members of the Board or committee consent thereto in writing, and such written consent is filed with the minutes of the proceedings of the Board or committee.
SECTION 13. TELEPHONIC MEETINGS
Members of the Board, or any committee designated by the Board, may participate in any meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

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SECTION 14. COMPENSATION
Each director, who is not a full-time salaried officer of the Corporation or any of its wholly owned subsidiaries, when authorized by resolution of the Board, may receive as a director a stated salary, an annual retainer, compensation based on the number of meetings held or attended, and/or any other benefits as the Board may determine, and in addition may be allowed a fixed fee or reimbursement of his or her reasonable expenses for attendance at each regular or special meeting of the Board or any committee thereof.
SECTION 15. INTERESTED DIRECTORS
No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers is a director or officer of this Corporation, or in which one of the directors or officers of this Corporation has a financial interest in such contract or transaction, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.
ARTICLE IV
COMMITTEES OF THE BOARD OF DIRECTORS
SECTION 1. COMMITTEES
The Board may designate such other committees, consisting of such number of directors as the Board may from time to time determine, and each such committee shall serve for such term and shall have and may exercise, during intervals between meetings of the Board, such duties, functions and powers as the Board may from time to time prescribe.
SECTION 2. COMMITTEE CHAIRMAN, BOOKS AND RECORDS
Each committee shall elect a chairman to serve for such term as it may determine, shall fix its own rules of procedure and shall meet at such times and places and upon such call or notice as shall be provided by such rules. It shall keep a record of its acts and proceedings, and all action of the committee shall be reported to the Board at the next meeting of the Board.

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SECTION 3. ALTERNATES
Alternate members of the committees prescribed by this Article IV may be designated by the Board from among the directors to serve as occasion may require. Whenever a quorum cannot be secured for any meeting of any such committee from among the regular members thereof and designated alternates, the member or members of such committee present at such meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.
Alternate members of such committees shall receive a reimbursement for expenses and compensation at the same rate as regular members of such committees.
SECTION 4. QUORUM AND MANNER OF ACTING
At each meeting of any committee the presence of a majority of the members of such committee, whether regular or alternate, shall be necessary to constitute a quorum for the transaction of business, and if a quorum is present the concurrence of a majority of those present shall be necessary for the taking of any action.
ARTICLE V
OFFICERS
SECTION 1. NUMBER
The officers of the Corporation shall consist of a Chairman of the Board, a Chief Executive Officer or President, a Secretary, and such other officers with such titles and powers and/or duties as the Board shall from time to time determine. Officers of the Corporation may simultaneously serve as officers of subsidiaries or divisions thereof. Any number of offices may be held by the same person.
SECTION 2. ELECTION
The officers of the Corporation, except the assistant officers who may be appointed by the Chief Executive Officer or the Chairman of the Board as provided in this Article V, shall be elected or appointed as soon as practicable after the annual meeting of stockholders in each year to hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, or until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.
SECTION 3. RESIGNATIONS
Any elected or appointed officer may resign at any time upon written notice to the Chairman of the Board or the Secretary of the Corporation. Such resignation shall take effect upon the date of its receipt or at such later time as may be specified therein, and unless otherwise required by the terms thereof, no acceptance of such resignation shall be necessary to make it effective.

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SECTION 4. REMOVALS
Any elected or appointed officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, and in the case of an assistant officer appointed by the Chairman of the Board or the Chief Executive Officer pursuant to this Article V, may be so removed by the Chairman of the Board or the Chief Executive Officer. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of any officer shall not of itself create contractual rights.
SECTION 5. VACANCIES
Any vacancy occurring in any office by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting or as otherwise provided in these Bylaws.
SECTION 6. CHAIRMAN OF THE BOARD
The Chairman of the Board shall, when present, preside at all meetings of the stockholders and the Board, and shall have authority to call special meetings of the Board. He or she also shall have the power to appoint and remove assistant officers of the Corporation with such titles and duties as he or she may from time to time deem necessary or appropriate, and shall have such other powers and duties as are expressly provided in these Bylaws.
SECTION 7. CHIEF EXECUTIVE OFFICER
The Chief Executive Officer, if any, shall assist the Chairman of the Board in the performance of his or her duties and shall perform those duties assigned to him or her in other provisions of the Bylaws and such other duties as may from time to time be assigned to him or her by the Board. In the absence or disability of the Chairman of the Board, or at his or her request, the Chief Executive Officer may preside at any meeting of the stockholders or of the Board and, in such circumstances, may exercise any of the other powers or perform any of the other duties of the Chairman of the Board. The Chief Executive Officer may sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments, except in cases where the signing or execution thereof shall be required by law or shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation. The Chief Executive Officer also shall have the power to appoint and remove assistant officers of the Corporation with such titles and duties as he or she may from time to time deem necessary or appropriate.
The Chief Executive Officer shall have such other power and authority as is usual, customary and desirable to perform all the duties of the office (including, but not limited to, the approval of payments or arrangements made in connection with the Corporation’s debt, interest, tax, contractual and regulatory obligations) necessary to, and consistent with, the businesses of the Corporation and its subsidiaries. The Chief Executive Officer (and other officers of the Corporation as delegated by the Chief Executive Officer or as authorized in these Bylaws) may delegate the foregoing authorization to other officers, employees and agents of the Corporation by either written authorization (including powers of attorney) or otherwise, unless such authorization is expressly reserved for the Chief Executive Officer or other officer, as applicable.

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SECTION 8. PRESIDENT
The President, if any, shall have general authority over the property, business and affairs of the Corporation, and over all subordinate officers, agents and employees of the Corporation, subject to the control and direction of the Board or the Chief Executive Officer, including the power to sign and acknowledge in the name and on behalf of the Corporation all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments except when the signing thereof shall be expressly delegated to some other officer or agent by the Board or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board, may delegate to any officer, employee or agent of the Corporation authority to sign, execute and acknowledge in his or her place and stead all such documents and instruments.
SECTION 9. VICE PRESIDENTS
Each Executive Vice President, Senior Vice President and Vice President, if any, shall have such powers and perform such duties as may from time to time be assigned to him or her, directly or indirectly, either generally or in specific instances, by the Board or the Chief Executive Officer.
Subject to delegations by the Board or the Chief Executive Officer pursuant to this Article V, each Executive Vice President, Senior Vice President and Vice President shall perform all duties incident to the office of vice president of a corporation and shall have authority to sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents or instruments, except in cases where the signing or execution thereof shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation.
SECTION 10. SECRETARY
The Secretary shall keep the minutes of meetings of the stockholders and of the Board in books provided for the purpose; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; he or she shall be custodian of the records and of the corporate seal or seals of the Corporation; he or she shall see that the corporate seal is affixed to all documents requiring same, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when said seal is so affixed he or she may attest same; and, in general, he or she shall perform all duties incident to the office of the secretary of a corporation, and such other duties as from time to time may be assigned to him or her directly or indirectly by the Board, the Chief Executive Officer and the President, or as may be provided by law. Any Assistant Secretary may perform any of the duties or exercise any of the powers of the Secretary at the request of, or in the absence or disability of, the Secretary or otherwise as occasion may require in the administration of the business and affairs of the Corporation.
SECTION 11. ABSENCE OR DISABILITY OF OFFICERS
In the absence or disability of the Chairman of the Board, the Chief Executive Officer, or the President, the Board or a committee thereof may designate individuals to perform the duties of those absent or disabled.

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ARTICLE VI
STOCK CERTIFICATES AND TRANSFER THEREOF
SECTION 1. STOCK CERTIFICATES
Except as otherwise permitted by statute, the Articles of Incorporation or resolution or resolutions of the Board, every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares, and the class and series thereof, owned by him or her in the Corporation. Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. The Board or the Chief Executive Officer shall determine the form of stock certificate of the Corporation. Unless the Articles of Incorporation provide otherwise, the Board may authorize the issuance of some or all of the shares of any or all of the Corporation’s classes or series of capital stock without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the Corporation.
SECTION 2. TRANSFER OF STOCK
Transfer of shares of the capital stock of the Corporation shall be made only on the books (whether physically or electronically) of the Corporation by the holder thereof, or by his or her attorney duly authorized, and on surrender of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not, except as expressly required by statute, be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person whether or not it shall have express or other notice thereof.
SECTION 3. TRANSFER AGENTS AND REGISTRARS
The Board may appoint responsible companies from time to time to act as transfer agents and registrars of the stock of the Corporation, as may be required by and in accordance with applicable laws, rules and regulations. If the Board appoints a transfer agent and registrar, then, except as otherwise provided by the Board in respect of temporary certificates, no certificates for shares of capital stock of the Corporation shall be valid unless countersigned by such transfer agent and registered by such registrar.
SECTION 4. ADDITIONAL REGULATIONS
The Board may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

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SECTION 5. LOST, STOLEN OR DESTROYED CERTIFICATES
The Board may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen or destroyed, or alleged to be lost, stolen or destroyed, upon such terms and in accordance with such procedures as the Board or the Chief Executive Officer shall deem proper and prescribe.
ARTICLE VII
DIVIDENDS, SURPLUS, ETC.
Except as otherwise provided by statute or the Articles of Incorporation, the Board may declare dividends upon the shares of its capital stock either (1) out of its surplus; or (2) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render it advisable. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation. No distribution may be made if, after giving effect to the distribution, (a) the Corporation would not be able to pay indebtedness of the Corporation as the indebtedness becomes due in the usual course of business; or (b) the Corporation’s total assets would be less than the sum of its total liabilities plus, unless the Articles of Incorporation permit otherwise, the amount that would be needed if the Corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.
ARTICLE VIII
SEAL
The Corporation may have a corporate seal that shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Maryland.” The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
ARTICLE IX
FISCAL YEAR
The fiscal year of the Corporation shall begin on the first day of January of each year, or on such other day as may be fixed from time to time by the Board.
ARTICLE X
INDEMNIFICATION
SECTION 1. RIGHT TO INDEMNIFICATION
Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director (as that term is used in this Article X only, to include directors elected or appointed pursuant to Article III of these Bylaws), officer or employee of the Corporation or is or was serving at the request of the Corporation as a director,

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officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as such a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the full extent authorized by the General Corporation Law of the State of Maryland, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in Article X, Section 2 with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of the Corporation. The right to indemnification conferred in this Article X, Section 1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); further provided, however, that, if the General Corporation Law of the State of Maryland requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such indemnitee while a director, officer or employee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 1, or otherwise.
SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT
If a claim under Section 1 of this Article X is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid the expense of prosecuting such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption and prove that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders), to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board, independent

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legal counsel or its stockholders) that the indemnitee is not entitled to indemnification, shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.
SECTION 3. NONEXCLUSIVITY OF RIGHTS
The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
SECTION 4. INSURANCE, CONTRACTS AND FUNDING
The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Maryland. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.
SECTION 5. MAJORITY OWNED SUBSIDIARIES
Any person who is or was serving as a director of a majority owned subsidiary of the Corporation shall be deemed, for purposes of this Article only, to be a director, officer or employee of the Corporation entitled to indemnification under this Article.
SECTION 6. INDEMNIFICATION OF AGENTS OF THE CORPORATION
The Corporation may, by action of the Board from time to time, grant rights to indemnification and advancement of expenses to agents of the Corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.
ARTICLE XI
CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
SECTION 1. CHECKS, DRAFTS, BANK ACCOUNTS
All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall, from time to time, be determined by resolution of the Board. No loans shall be contracted on behalf of the Corporation unless authorized by the Board. Such authority may be general or confined to specific circumstances.

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SECTION 2. DEPOSITS
All funds of the Corporation shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may, from time to time, be delegated by the Board; and for the purpose of such deposit, the appropriate officer or agent to whom such power may be delegated by the Board, may endorse, assign and deliver checks, drafts and other order for the payment of money which are payable to the order of the Corporation.
ARTICLE XII
AMENDMENTS
Unless otherwise provided in the Articles of Incorporation, these Bylaws may be altered or repealed, and new Bylaws may be made, by the affirmative vote, at any meeting of the Board, of a majority of the entire Board. These Bylaws may also be amended or repealed by the affirmative vote of the holders of record of a majority in number of shares of the outstanding stock of the Corporation present or represented at any meeting of the stockholders and entitled to vote thereon, provided that notice of the proposed action be included in the notice of such meeting.
ARTICLE XIII
MISCELLANEOUS
All references and uses herein of the masculine pronouns “he” or “his” shall have equal applicability to and shall also mean their feminine counterpart pronouns, such as “she” or “her.”
* * * * *

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APPENDIX E
Colorado Revised Statutes
Article 113
Dissenter’s Rights
Part 1
Right of Dissent — Payment for Shares
7-113-101. Definitions.
For purposes of this article:
(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.
(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.
(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.
(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.
(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.
(7) “Shareholder” means either a record shareholder or a beneficial shareholder.
7-113-102. Right to dissent.
(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

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(a) Consummation of a plan of merger to which the corporation is a party if:
(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or
(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;
(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and
(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).
(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).
(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:
(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;
(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or
(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:
(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

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(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;
(c) Cash in lieu of fractional shares; or
(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.
(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)
(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.
(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.
(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
7-113-103. Dissent by nominees and beneficial owners.
(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:
(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

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(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.
Part 2
Procedure for Exercise of Dissenters’ Rights
7-113-201. Notice of dissenters’ rights.
(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).
(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).
7-113-202. Notice of intent to demand payment.
(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such

APPENDIX E
shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:
(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and
(b) Not vote the shares in favor of the proposed corporate action.
(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.
(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.
7-113-203. Dissenters’ notice.
(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.
(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:
(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;
(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;
(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;
(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

APPENDIX E
(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and
(g) Be accompanied by a copy of this article.
7-113-204. Procedure to demand payment.
(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:
(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and
(b) Deposit the shareholder’s certificates for certificated shares.
(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.
(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.
(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.
7-113-205. Uncertificated shares.
(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.
(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.
7-113-206. Payment.
(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such

APPENDIX E
address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.
(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
(b) A statement of the corporation’s estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and
(e) A copy of this article.
7-113-207. Failure to take action.
(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.
7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.
(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted)

APPENDIX E
acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.
(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).
7-113-209. Procedure if dissenter is dissatisfied with payment or offer.
(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:
(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or
(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).
(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.
Part 3
Judicial Appraisal of Shares
7-113-301. Court action.
(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

APPENDIX E
(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).
(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.
(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.
7-113-302. Court costs and counsel fees.
(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.
(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

APPENDIX E
(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

APPENDIX F
NEWSEARCH, INC.
(D.B.A. GLOBAL CLEAN ENERGY, INC.)
2007 STOCK INCENTIVE PLAN
This 2007 Stock Incentive Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to Newsearch, Inc. (d.b.a. Global Clean Energy, Inc.).
1. Definitions.
The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:
Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.
Award: Any Option, Restricted Stock or Restricted Stock Unit, together with any other right or interest granted to a Participant pursuant to this Plan.
Board: The Board of Directors of Newsearch, Inc.
Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.
Code: The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.
Common Stock: The Common Stock of Newsearch, Inc.
Company: Newsearch, Inc. (d.b.a. Global Clean Energy, Inc.), a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.
Continuous Status: The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.
Date of Grant: The date on which an Option is granted under the Plan.
Eligible Person: Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company, or any other person to whom the Board or the Option Committee shall determine that it is in the best interests of the Company or any Related Company to grant an Award or Awards.

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APPENDIX F
Employee: An Employee is an employee of the Company or any Related Company.
Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
Exercise Price: The price per share of Common Stock or Preferred Stock, as applicable, payable upon exercise of an Option.
Fair Market Value: Fair Market Value of a share of Common Stock or Preferred Stock, as applicable, shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Option Committee.
Incentive Stock Options (“ISOs”): An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
Non-Incentive Stock Options (“Non-ISOs”): Options that are not intended to qualify as “Incentive Stock Options” under Section 422 of the Code or any successor provision thereto.
Option: The rights granted to an Eligible Person to purchase Common Stock or Preferred Stock pursuant to the terms and conditions of an Agreement.
Option Committee: The Plan shall be administered by the Option Committee that shall consist of the Board or a committee of the Board as the Board may time to time designate.
Option Shares: The shares of Common Stock or Preferred Stock underlying an Option granted to an Eligible Person.
Optionee: An Eligible Person who has been granted an Option.
Participant: A person who has been granted an Option, Restricted Stock or a Restricted Stock Unit that remains outstanding, including a person who is no longer an Eligible Person.
Preferred Stock: The Preferred Stock of Newsearch, Inc., including the rights and preferences of the Preferred Stock as shall be determined by the Board of Directors in accordance with the Company’s Articles of Incorporation, as may be amended from time to time.
Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.
Restricted Stock: An Award of shares of Common Stock or Preferred Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.
Restricted Stock Unit: A right, granted to a Participant pursuant to Section 15, to receive Common Stock, Preferred Stock, cash or a combination thereof at the end of a specified deferral period.
Rule 16b-3: Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.

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APPENDIX F
Securities Act: The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
2. Purpose and Scope.
(a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.
(b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock or Preferred Stock to Eligible Persons selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.
3. Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan. The Option Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.
In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Option Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Preferred Stock, Restricted Stock or Restricted Stock Units to be subject to each Award; (ii) the time at which each Award is to be granted; (iii) the extent to which the transferability of shares of Common Stock or Preferred Stock issued or transferred pursuant to any Award is restricted; (iv) the Fair Market Value of the Common Stock or the Preferred Stock (which shall include the Fair Market Value of any underlying Common Stock that the Preferred Stock may be convertible into); (v) whether to accelerate the time of exercisability of any Award that has been granted; (vi) the period or periods and extent of exercisability of the Options; and (vii) the manner in which an Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option, Restricted Stock Award and Restricted Stock Units as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).
The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.
All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.
4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options, Restricted Stock and Restricted Stock Units with respect to, a total number, not in excess of 5,000,000 shares of Common Stock, including all shares of Common Stock underlying any Awards involving Preferred Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16. All or any unsold shares subject

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to an Option, Restricted Stock or Restricted Stock Units that for any reason expires or otherwise terminates may again be made subject to Options, Restricted Stock or Restricted Stock Units under the Plan.
5. Eligibility. Options that are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and Restricted Stock Units under the Plan.
6. Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).
7. Duration and Exercise of Options.
(a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length.
(b) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.
(c) The Option Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Option Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.
(d) Each Option shall be exercised in whole or in part by delivering to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $1,000.00.
(e) No Option may be granted under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.
8. Payment for Option Shares. If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000.00, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company’s Common Stock or Preferred Stock owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Option Committee to sell some or all of the Option Shares

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acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.
9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option, Restricted Stock Award or Restricted Stock Units granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.
10. Nontransferability of Option. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.
11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.
12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.
13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.
Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock or Preferred Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock or Preferred Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

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14. Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock or Preferred Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.
15. Restricted Stock and Restricted Stock Units.
(a) Restricted Stock. The Option Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:
i. Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Option Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Option Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
ii. Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Option Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Option Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
iii. Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Option Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.
(b) Restricted Stock Units. The Option Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Common Stock or Preferred Stock at the end of a specified deferral period, subject to the following terms and conditions:
i. Award and Restrictions. Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Option Committee (or, if permitted by the Option Committee, as elected by the

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Participant). In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Option Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Option Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Common Stock or Preferred Stock in the amount equal to the Fair Market Value for the specified number of shares of Common Stock or Preferred Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Option Committee at the date of grant or thereafter.
ii. Dividend Equivalents. Unless otherwise determined by the Option Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock or Preferred Stock covered by an Award of Restricted Stock Units shall be either (a) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Common Stock or unrestricted Preferred Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Option Committee shall determine or permit the Participant to elect.
(c) Waiver of Restrictions. The Option Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or Restricted Stock Units under such circumstances and subject to such terms and conditions as the Option Committee shall deem appropriate; provided, however, that the Option Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Units intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Restricted Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.
16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock or Preferred Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock or Preferred Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock and Restricted Stock Units as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.
17. Effective Date of Plan; Termination Date of Plan. The Plan shall be deemed effective June 11, 2007; provided, however, final approval of the Plan will be subject to approval of the Company’s shareholders. No Options, Restricted Stock or Restricted Stock Units shall be exercisable under this Plan, or transferable, until such time as the Plan is approved by the Company’s shareholders. The Plan shall terminate at midnight on June 10, 2017, except as to Options previously granted and outstanding under the

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Plan at that time. No Options, Restricted Stock and Restricted Stock Units shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock and Restricted Stock Units then outstanding under the Plan.
18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock.
19. Change in Control.
In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and Restated Stock Units; and (b) with respect to Options, Restricted Stock and Restricted Stock Units, the Option Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and Restricted Stock Units for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and Restricted Stock Unit had the Option been currently exercisable; (ii) adjust the terms of the Awards in a manner determined by the Option Committee to reflect the Change in Control; (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and Restricted Stock Units, or the substitution for such Options, Restricted Stock and Restricted Stock Units of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and Restricted Stock Units, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Option Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate; or (v) make such other provision as the Committee may consider equitable.
20. Amendment.
(a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement.
(b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent.
(c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

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21. Other Provisions.
(a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.
(b) Any expenses of administering the Plan shall be borne by the Company.
(c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.
(d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.
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